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Oppenheimer AMT-Free New York Municipals
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6803 S. Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 26, 2004, as Revised December 6, 2005

      This Statement of Additional Information is not a Prospectus.  This document contains additional information about the Fund and supplements information in the
Prospectus dated November 26, 2004.  It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds
Internet website at www.oppenheimerfunds.com.

Contents
                                                                          Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.........
     The Fund's Investment Policies...........................................
     Municipal Securities.....................................................
     Other Investment Techniques and Strategies...............................
     Other Investment Restrictions............................................
     Disclosure of Portfolio Holdings.........................................
How the Fund is Managed.......................................................
     Organization and History.................................................
     Board of Trustees and Oversight Committees...............................
     Trustees and Officers of the Fund........................................
     The Manager .............................................................
Brokerage Policies of the Fund................................................
Distribution and Service Plans................................................
Payments to Fund Intermediaries...............................................
Performance of the Fund.......................................................

About Your Account
How To Buy Shares.............................................................
How To Sell Shares............................................................
How to Exchange Shares........................................................
Dividends, Capital Gains and Taxes............................................
Additional Information About the Fund.........................................
Financial Information About the Fund
Independent Registered Public Accounting Firm's Report........................
Financial Statements .........................................................

Appendix A: Municipal Bond Ratings Definitions.............................A-1
Appendix B: Municipal Bond Industry Classifications........................B-1
Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers.C-1

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of Additional Information
contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., (the "Manager")
can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time.  The Fund is not required to use all of the investment techniques and strategies described below in seeking its objective. It may use some of the special investment techniques and strategies at some times or not at all. The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value.  Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue.
These factors are discussed in greater detail below.

Municipal Securities.  The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X|   Municipal Bonds.  We have classified longer term municipal securities as
"municipal bonds." The principal classifications of long-term municipal bonds are
"general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date.  To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.  Typically, that is 5 to 10 years from the issuance date.  When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond.  If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

         |_|      General Obligation Bonds.  The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts.  The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

         |_|      Revenue Bonds.  The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source such as a state's or local government's proportionate share of the tobacco Master
Settlement Agreement. Further information on those tobacco settlement revenue bonds is provided below in "Tobacco Settlement Revenue Bonds".  Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations.
Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.  Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         |_|      Industrial Development Bonds.  Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking.  The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

         |_|      Private Activity Municipal Securities.  The Tax Reform Act of 1986
(the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities.  The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations.  Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt.  However, the Tax Reform
Act limited the use of tax-exempt bonds for non-governmental (private) purposes.  More stringent restrictions were placed on the use of proceeds of such bonds.  Interest on certain private activity bonds is taxable under the revised rules.  There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds.  The Fund invests only in those private activity bonds that are issued by non-profit corporations.  The interest from these private activity bonds are free from the alternative minimum tax.  The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject.  The Fund will not hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) would be subject to the federal alternative minimum tax on individuals and corporations.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10%
of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.  Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds.  Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility.
The Fund makes no independent investigation of the issuers of such bonds or their use of proceeds of the bonds.  If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      |X|  Tobacco Settlement Revenue Bonds. The Fund may invest a significant portion of its assets in tobacco settlement revenue bonds.  As of the Fund's fiscal year ended September 30, 2004, 26.1% of the Fund's assets were invested in tobacco revenue settlement bonds.

Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the Master Settlement Agreement ("MSA"). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all the U.S. tobacco manufacturers (approximately 99% of the current combined market share of tobacco manufacturers). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have  securitized  the future  flow of those  payments by selling bonds pursuant to indentures,  some through distinct  governmental  entities created for such purpose.  The bonds are backed by the future  revenue flow that is used for principal  and interest  payments on the bonds.  Annual  payments on the bonds,  and thus risk to the Fund,  are highly  dependent  on the  receipt of future  settlement payments to the state or its governmental  entity, as well as several other factors.
The actual amount of future  settlement  payments,  therefore,  is dependent on many factors,  including,  but not  limited  to,  annual  domestic  cigarette  shipments, cigarette  consumption,  inflation  and the financial  capability  of  participating tobacco  companies.  As a result,  payments made by tobacco  manufacturers  could be negatively impacted if the decrease in tobacco consumption is significantly  greater than the  forecasted  decline.  A market share loss by the MSA  companies to non-MSA participating  tobacco  manufacturers  would  cause  a  downward  adjustment  in the payment  amounts.  A  participating  manufacturer  filing for bankruptcy  also could cause  delays or  reductions  in bond  payments.  The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

On September 21, 2004, a civil trial (United States v. Philip Morris, et. al.)
began in U.S. district court nearly five years after the U.S. Department of Justice first filed charges against the tobacco industry. The federal government alleges that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. The civil lawsuit seeks a disgorgement of $280 billion, representing industry profits, and funding for cessation and counter-advertising programs, and release of all industry documents.
The named defendant tobacco companies represent approximately 98% of the tobacco industry's market share. The tobacco industry denies any wrongdoing and counters that it has greatly modified its practices, including warning labels on cigarette packs since the 1960s and agreeing to the MSA with the states. A negative outcome to the trial would adversely affect the MSA companies and, in turn, could potentially cause delays or reductions in bond payments by those companies.
However, to date, it is not possible to predict the outcome of the litigation.

      |X|   Municipal Notes.  Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

         |_|      Tax Anticipation Notes.  These are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

         |_|      Revenue Anticipation Notes.  These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

         |_|      Bond Anticipation Notes.  Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds that are issued typically also provide the money for the repayment of the notes.

         |_|      Construction Loan Notes.  These are sold to provide project construction financing until permanent financing can be secured.  After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X|   Tax-Exempt Commercial Paper.  This type of short-term obligation (usually having a maturity of two hundred seventy (270) days or less) is issued by a municipality to meet current working capital needs.

      |X|   Municipal Lease Obligations.  The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the
Board of Trustees.

      Those guidelines require the Manager to evaluate:
      o  the frequency of trades and price quotations for such securities;
      o  the number of dealers or other potential buyers willing to purchase or sell such securities;
      o  the availability of market-makers; and
      o  the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis.  While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.  Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources.  That revenue might be diverted to the funding of other municipal service projects.  Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds.  Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units.  A default in payment of income would result in a reduction of income to the Fund.  It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

      |X|   Ratings of Municipal Securities.  Ratings by ratings organizations such as
Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a
division of the McGraw-Hill Company, Inc. ("S&P") and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the
Fund.  Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security.  To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the
Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account.  This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      A list of the rating definitions of Moody's, S&P, and Fitch for municipal securities is contained in Appendix A to this Statement of Additional Information. The
Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security.  However, the
Manager's rating does not constitute a guarantee of the quality of a particular issue.

         |_|      Special Risks of Lower-Grade Securities. The Fund may invest in municipal securities rated below investment grade up to the limits described in the prospectus. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

Special Investment Considerations - New York Municipal Securities.  As explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of New York State (referred to in this section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City
(the "City"), which issue nearly all of the municipal securities in which the Fund invests.  The following information on the risk factors from concentrating in New
York municipal securities is only a summary, based on the State's Annual
Information Statement dated September 19, 2004, and on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to June 17, 2003 with respect to offerings of New York State, and on or prior to November 5, 2004 with respect to offerings by the City.  No representation is made as to the accuracy of this information.

      During the mid-1970s, the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of the State's municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis.  Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

      |X| Factors Affecting Investments in New York State Securities.  On January
20, 2004, the Governor presented the Executive Budget for 2004-05 to the New York
State Legislature containing the Financial Plan for 2004-05 (the "2004-05 Executive
Budget" or "Executive Budget").   On August 11, 2004, the New York Legislature
completed action on the budget for the 2004-05 fiscal year.  The New York Division of the Budget ("DOB") has prepared the 2004-05 Enacted Budget Financial Plan
("2004-05 Financial Plan" or "Financial Plan") which reflected the actions of the
Legislature and the Governor as of September 19, 2004, the date of the Annual
Information Statement that contained excerpts from the 2004-05 Financial Plan.

      DOB has estimated that, in comparison to the Executive Budget, the
Legislature has identified $1.1 billion in new General Fund (the major operating fund of the State) resources to fund $1.5 billion in additions and $280 million in new costs, leaving an imbalance of roughly $600 to $700 million in 2004-05 and gaps of approximately $6 billion in 2005-06 and $8 billion in 2006-07.

      The Governor has vetoed General Fund spending additions valued at $235 million in 2004-05, reducing the projected General Fund imbalance in the 2004-05 fiscal year to approximately $400 million.  The vetoes are expected to generate comparable savings in 2005-06 and 2006-07.  The Governor also vetoed $1.6 billion in new bonding for capital spending approved by the Legislature.  Under the State
Constitution, the Legislature may take action on the Governor's vetoes through
December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.

      DOB, in close cooperation with State agencies, expected to develop a Fiscal
Management Plan intended to balance the 2004-05 budget and reduce the outyear gaps.  DOB expected that the Fiscal Management Plan would produce savings sufficient to balance the 2004-05 fiscal year reduce the outyear gaps to the range of $5-6 billion in 2005-06 and roughly $7 billion in 2006-07.  DOB expected that with a Fiscal Management Plan, the State would not need to borrow from the rainy day reserve of $794 million to end the fiscal year in balance on a cash basis in the General Fund.

      DOB projected that spending in all State funds would total $101.2 billion in
2004-05, a 4.0% increase above actual 2003-04 results.  When 2003-04 spending is adjusted to reflect certain deferrals, adjusted 2004-05 spending in all State funds increases by $5.8 billion or 6.1% over 2003-04 levels.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan.  These forces may affect the state from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control.
The Financial Plan is also necessarily based upon forecasts of national and State economic activity.  Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.  DOB believed that its estimates related to the performance of the State and national economies were reasonable.  However, there can be no assurance that actual results will not differ materially and adversely from the forecast.

      Based on DOB's projections, the 2004-05 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in that fiscal year.  The plan under development by DOB was expected to contain a range of actions that could be implemented administratively, as well as proposals that might require legislative approval.

      As of the close of 2003-04, balances in the State's principal reserves to guard against unbudgeted risks totaled $815 million.  The reserves included $794 million in the Tax Stabilization Reserve Fund and $21 million in the Contingency
Reserve Fund for litigation.  To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the
State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending.  Absent this legislation, the State reported that the Fund will reach its statutory maximum balance of 2 percent or $840 million with the next annual deposit.

      Aside from the $21 million in the Contingency Reserve Fund, the Financial
Plan did not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

      The Federal government has been auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program.  The State reported that these audits had not yet been finalized, and, as a result, the liability of the State and school districts for any disallowances could not be determined.  Federal regulations include an appeals process that could postpone repayment of any disallowances.  The Financial Plan assumed that the Federal government would fully reimburse these costs.

      In addition, a portion of Federal Medicaid payments related to School
Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits.  Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan.
Alternatively, if the State were to suspend reimbursement, local governments could be adversely affected.

      An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances pending against the State, which could produce adverse effects on the States projections of receipts and disbursements.
For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services.  The State reported that it was unclear what impact, if any, such disallowances may have on the 2004-05 Financial
Plan or in the future.  The 2004-05 Financial Plan assumed no significant Federal disallowances or other Federal actions that could adversely affect State finances.

      New York is the third most populous state in the nation and has a relatively high level of personal wealth.  The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity.  The State's location and its air transport facilities and natural harbors have made it an important link in international commerce.
Travel and tourism constitute an important part of the economy.  Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries.  The State's financial activities sector share, as measured by wages, is particularly large relative to the nation.  The State has projected that it is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

      The State reported that the September 11, 2001 terrorist attach had a more devastating impact on the New York economy than on any other state.  New York City is still recovering from the severity of the blow.  However, there was evidence that the State economy has emerged from recession and that the State's economic expansion, estimated to have begun in August 2003, would be sustainable.  The State economy had added over 72,000 private sector jobs since August 2003.  Total State employment was projected to rise 0.5 percent in 2004, following a decline of 0.6 percent in 2003.  Wage income was projected to rise 5.6 percent in 2004, following growth of only 1.4 percent in 2003.  Employment, wage, and total personal income growth projected for 2004 were more closer to historical averages for New York and reflected the belief that the State economy was on an expansionary path.  The unemployment rate was projected to fall from 6.3 percent in 2003 to 6.2 percent for
2004.

      In addition to the risks associated with the national economic forecast, the
State reported that there exist specific risks to the State economy.   Chief among
them is a weaker performance within the financial sector than was projected.
Higher energy prices and a new round of global instability appeared to be having a more negative impact on equity markets than on the economy as a whole.  A weaker than expected financial market performance could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2005.

      The State reported its view that although growth had slowed from the brisk pace of the second half of 2003 and the first quarter of 2004, the national economy was continuing to expand, due in large part to momentum generated by favorable monetary and fiscal policies.  The economy was expected to accelerate to above trend growth during the second half of 2004, following growth of only 2.8 percent for the second quarter.  The overall strength of the national economy permitted the
Federal Reserve Board to embark upon a "measured" course of monetary tightening at the end of June 2004.  Nevertheless, interest rates were expected to remain relatively accommodative.  Low interest rates and a strengthening world economy were expected to maintain a favorable environment for both business investment and international trade.  DOB had slightly lowered the forecast for real U.S. Gross
Domestic Product (GDP) from that presented with the Executive Budget.  Real U.S.
GDP was projected to grow 4.3 percent in 2004, followed by slightly above trend growth of 3.3 percent for 2005.

      Corporate profits from current production grew 16.8 percent in 2003, followed by an additional growth of 22.9 percent in the first half of 2004 compared with the first half of 2003.  However, the State expressed the view that strong profit growth had combined with heightened uncertainty due to high energy prices national security concerns to create an unusual degree of volatility in the labor market.
Since August 2003, the national economy had gained almost half of the private sector jobs that were lost during the 2001 recession and its aftermath, with over one million private sector jobs created during the first five months of 2004.
However, labor market growth had slowed to a trickle in June and July 2004.  DOB expected moderate growth of 1.1 percent in employment for 2004, following a decline of 0.3 percent for 2003.  The unemployment rate was projected to decline to 5.5 percent in 2004 from 6.0 percent in 2003.  Consistent with a strengthening labor market, wages and salaries were expected to grow 5.1% for 2004, following growth of
2.6% for 2003.  Total personal income was expected to grow 5.4% for this year, following growth of 3.2% for 2003.  Projections for personal income and wages for
2004 represented upward revisions compared to the Executive Budget forecast.
However, these revisions to the forecast were largely due to revisions to the underlying data by the Bureau of Economic Analysis for 2003.

      A benchmark oil price had risen to a record new high in August 2004.
Unexpectedly high world demand, attacks upon production facilities in the Middle
East, and uncertainty in Russia have all contributed significantly to the rise in oil prices.  These developments resulted in an upward revision to the DOB forecast for consumer inflation, as represented by growth in the Consumer Price Index (CPI), to 2.7% for 2004.  Nevertheless, the energy market continued to pose a risk to the
DOB forecast for inflation.  High energy prices also presented a risk to domestic and global economic growth.  Lower global growth could result in lower than anticipated exports.  In contrast, better than expected economic conditions might encourage firms to invest more and hire more workers than expected, resulting in higher wages and higher consumption spending as well.  A lower dollar could lead to higher exports, and therefore, higher output growth than projected.

      |X| The 2004-05 Financial Plan.  The State reported that the State's total
General Fund receipts in support of the 2004-05 Financial Plan were projected to be
$42.7 billion, an increase of $328 million (0.8%) from 2003-04.  This total included $31.6 billion in taxes, $2.4 billion in miscellaneous receipts, and $8.6 billion in transfers from other Funds.  The increase largely reflected the combined impact of an improving economy and net-revenue increases adopted in 2004 and with the 2003-04 budget, offset by the loss of the one-time benefit of tobacco securitization receipts in 2003-04 ($4.2 billion).

      General Fund Personal Income Tax (PIT) receipts were projected to increase by  $2.7 billion (17.2%) from 2003-04.  This was attributed to continued economic improvement in 2004, enactment of a three-year temporary tax increase from
2003-2005, and a robust settlement for 2003 tax returns.  This amount was slightly offset by a larger deposit into the PIT Refund Reserve Account and a higher deposit into the Revenue Bond Tax Fund.

      General Fund user taxes and fees receipts for 2004-05 were projected to total
$8.7 billion, an increase of $700 million (8.8 percent) from reported 2003-04 collections. The projected growth in sales tax cash receipts of $777 million
(10.7%) was attributed to the enactment of a temporary increase in the overall tax rate (to 4.25%) and a change in the clothing and footwear exemption.  Growth in the sales tax base, after adjusting for tax law changes and other factors, was projected at 5.5%.

      General Fund business tax receipts in 2004-05 were projected to total $3.7 billion, an increase of $301 million (8.8%) from 2003-04 collections.  This increase was attributed to the continued economic recovery as reflected in the corporate franchise tax.  Business tax receipts for 2004-05 were revised up by $5 million from the Executive Budget level, to reflect the Legislature's rejection of an Executive Budget proposal to allow biotechnology companies to transfer net operating losses.

      General Fund other taxes, which include estate and gift tax, real property gains tax, and pari-mutuel taxes, were projected to total $764 million in 2004-05, which is $4 million below 2003-04's amount, but $2 million above the Executive
Budget estimate.  The State reported that previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, had significantly reduced collection from these resources.

      General Fund miscellaneous receipts were projected to reach nearly $2.4 billion, a decrease of $3.5 billion from 2003-04.  After adjusting for the receipt of one-time tobacco securitization proceeds ($4.2 billion) in 2003-04, the annual increase was projected at $721 million.  This increase was attributed to the acceleration of $225 million in housing SONYMA balances from 2005-06 into 2004-05, and the receipt of $182 million from the Tobacco Settlement Fund.

      Transfers from other Funds to the General Fund were expected to total $8.6 billion, an increase of $748 million from 2003-04.  This annual increase was comprised of higher transfers from the Revenue Bond Tax Fund ($368 million), the
Local Government Assistance Corporation Fund ($187 million), and all other funds
($354 million), offset by lower transfers from the Clean Water/Clean Air Fund ($61 million).

      The State projected General Fund disbursements of $43.0 billion in 2004-05, an increase of $974 million (2.3%) from 2003-04, and $1.1 billion from the
Executive Budget level.

      Local assistance spending was projected to be $29.4 billion in 2004-05, an increase of $2.0 billion (7.2%) from the prior year.  This spending increase was attributed to higher spending in Medicaid ($463 million), Higher Education Services
Corporation ($352 million), school aid ($466 million), special education programs
($132 million), Office of Children and Family Services ($61 million) and the community projects fund ($58 million).

      State Operations accounts for the cost of running the Executive, Legislative and Judicial branches of government and was projected to total $7.5 billion in
2004-05, an increase of $445 million (6.3%) from 2003-04.  Personal service costs
(e.g., State employee payroll) comprised 73 percent of State Operations spending and the remaining 27 percent represented non-personal service costs for contracts, rent, supplies, and other operating expenses.

      Spending for General State Charges was projected to be $3.7 billion in
2004-05, an increase of $457 million (14.2%) over 2003-04.  This annual increase was due mostly to rising costs of employee health benefits (an increase of $225 million to $2.1 billion), higher costs related to employer pension contributions
(an increase of $159 million to $654 million) and $49 million in fringe benefit increases relating to collective bargaining settlements.

      Transfers to Other Funds were projected to total $2.5 billion in 2004-05, and included General Fund transfers to support debt service ($1.7 billion), capital projects ($196 million), and other funds ($542 million).

      The State projected that the General Fund would end the 2004-05 fiscal year with a $1.1 billion fund balance, comprising $794 million in the Tax Stabilization
Reserve Fund, $312 million in the Community Projects Fund, and $21 million in the
Contingency Reserve Fund for litigation.

      |_|   State Governmental Funds Group.  Substantially all State non-pension financial operations are accounted for in the State's governmental funds group.
Governmental funds include the following four fund types, the State's projections of receipts and disbursements in which comprise the State's Financial Plan:

      o     the General Fund, which is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources;

      o     Special Revenue Funds, which account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes;

      o     Capital Projects Funds, which account for financial resources of the
State to be used for the acquisition or construction of major capital facilities
(other than those financed by Special Revenue Funds, Proprietary Funds and
Fiduciary Funds); and

      o     Debt Service Funds, which account for the accumulation of resources
(including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

      |_|   Local Government Assistance Corporation.  In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance
Corporation (LGAC), a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing.  The legislation also dedicated revenues equal to one percent of the State sales and use tax to pay debt service on these bonds.  As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program.  The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time.  Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no tax and revenue anticipation note (TRAN)
seasonal borrowing in the fifth year).  This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.  No restrictions were placed upon the
State's ability to issue deficit notes.

      The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      |X|   Authorities.  The fiscal stability of the State is related to the fiscal stability of its public Authorities.  Authorities refer to public benefit corporations, created pursuant to State law, other than local authorities.
Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities.  Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.  The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its Authorities were to default on their respective obligations, especially those involving State-supported or
State-related debt. As of December 31, 2003, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $114.9 billion, only a portion of which constituted State-supported or State-related debt.

      Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities.  In addition, State legislation authorizes several financing techniques for Authorities.  There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities.  Although the
State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, the affected localities could seek additional State assistance if local assistance payments are diverted.  Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      |X|   Ratings of the State's Securities.  As of June 17, 2003, S&P had rated the State's general obligation bonds "AA," Moody's had rated those bonds "A2" and
Fitch had rated those bonds "AA-".

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating must be obtained from the rating agency furnishing the rating.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the State and municipal securities in which the Fund invests.

      |X|   The State's General Obligation Debt.  As of March 31, 2004, the State
had approximately $3.8 billion in general obligation bonds outstanding.  Principal and interest due on general obligation bonds were $509 million for the 2003-04 fiscal year and were estimated to be $486 million for the State's 2004-05 fiscal year.

      |X|   Pending Litigation.  The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations.  That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and Federal laws.
These proceedings could affect adversely the financial condition of the State in the 2004-05 fiscal year or thereafter.

      The State reported its belief that the 2004-05 Financial plan included sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2004-05 fiscal year.  These reserves included (but were not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund.  In addition, any amounts ultimately required to be paid by the State may not be subject to settlement or may be paid over a multi-year period.  There could be no assurance given, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2004-05 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2004-05 Financial Plan.

      In addition, the State is party to other claims and litigation that either its legal counsel has advised are not probable that the State will suffer adverse court decisions or the State has determined are not material.  Although the amounts of potential losses, if any, are not presently determinable, it was the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 2004-05 fiscal year or thereafter.

      |X|   Other Functions.  Certain localities in addition to the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the
State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State's receipts and disbursements for the State's 2004-05 fiscal year or thereafter.

      |X|   Factors Affecting Investments in New York City Municipal Securities.
The City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms.

      The City is a major seaport and focal point for international business.  Many of the major corporations headquartered in the City are multinational in scope and have extensive foreign operations.  Numerous foreign-owned companies in the United
States are also headquartered in the City.  These firms, which have increased in number substantially over the past decade, are found in all sectors of the City's economy, but are concentrated in trade, manufacturing sales offices, tourism and finance.  The City is the location of the headquarters of the United Nations, and several affiliated organizations maintain their principal offices in the City.  A large diplomatic community exists in the City to staff the missions to the United
Nations and the foreign consulates.

      Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future.
The City experienced a recession in the early 1970s through the middle of that decade, followed by a period of expansion in the late 1970s through the late
1980s.  The City fell into recession again in the early 1990s which was followed by an expansion that lasted until 2001.  The City's financial plan assumed that the economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession, and a downturn in the securities industry had largely ended.  The financial plan assumed continued recovery of the City's economy in calendar years 2004 and 2005.

      The City reported that recovery, clean up and repair efforts in the wake of the September 11, 2001 terrorist attacks on the World Trade Center have resulted in substantial expenditures.  The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World
Trade Center site.  In addition, the State authorized the Transitional Finance
Authority (the "TFA") to have outstanding $2.5 billion of bonds and notes to pay costs related to or arising from the September 11 attack, of which the TFA had outstanding approximately $2 billion.  The City believed it was not possible to quantify with any certainty the long-term impact of the September 11 attack on the
City and its economy.

      For each of the 1981 through 2004 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP") after discretionary and other transfers.
The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the City's financial plan for the 2005 through 2008 fiscal years submitted to the
Control Board on June 29, 2004 (the "June Financial Plan") and modification to the
June Financial Plan submitted to the Control Board on October 21, 2004 (as so modified, the "2005-2008 Financial Plan", or "Financial Plan").  The City's
projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

      Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully.  Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority ("Water Authority"),
which issues debt secured by water and sewer revenues.  In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements.  The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions.  Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      |X|   The City's 2004-2008 Financial Plan.  For the 2003 fiscal year, the
City's General Fund had an operating surplus of $1.928 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.  The 2004 fiscal year was the twenty-fourth consecutive year that the City had achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

      The Financial Plan projected revenues and expenditures for the 2005 fiscal year balanced in accordance with GAAP, and projected gaps of $3.0 billion, $4.2 billion and $3.3 billion in fiscal years 2006 through 2008, respectively.  The
Financial Plan included an out-year gap-closing program to reduce expenditures and increase revenues by a total of $3.0 billion in fiscal years 2005 and 2006, and
$1.9 billion and $1.7 billion in fiscal years 2007 and 2008, respectively.

      Changes in projected revenues since the June Financial Plan included: (i)
increases in projected tax revenues of $577 million, $589 million, $544 million and
$524 million in fiscal years 2005 through 2008, respectively, resulting primarily from increases in real property transaction and property tax revenues, and increases in baseline projections of non-property taxes as a result of strong fiscal year 2004 collections, partially offset by decreases in personal income, business income and sales taxes as a result of lower forecast securities industry profits in calendar year 2004; (ii) increases in non-tax revenues of $33 million in fiscal year 2005, reflecting primarily increased investment earnings; and (iii)
reductions in anticipated State assistance of $201 million, $196 million, $94 million, and $77 million in fiscal years 2005 through 2008.  Changes in projected expenditures since the June Financial Plan included (i) increased energy costs of
$40 million in fiscal year 2005 and $65 million in each of fiscal years 2006 through 2008; (ii) increases in education spending of $87 million in fiscal year
2005; and (iii) decreases in debt service costs of $72 million and $27 million in fiscal years 2005 and 2006, respectively, and decreases in debt service of $39 million and $48 million in fiscal years 2007 and 2008, respectively.

      The Financial Plan also reflected legislation enacted by the State
Legislature pursuant to which the LGAC is to make available to the City or its assignee $170 million annually.  The City had assigned the $170 million annual payment to the Sales Tax Asset Receivable Corporation ("STAR Corp."), a local development corporation created to issue bonds to finance the cost of debt service on bonds of the Municipal Assistance Corporation For The City of New York ("MAC")
otherwise payable from City sales tax revenues.  On September 2004, the first $170 million annual payment was received by STAR Corp. which completed its financing on
November 4, 2004.  The proceeds of the STAR Corp. financing were expected be used to reimburse the City for $622 million of revenues retained by MAC and to provide
MAC with an amount sufficient to defease the outstanding debt.  The City expected the economic impact on the City's budget of the STAR Corp. financing to make available to the City approximately $1.0 billion in fiscal year 2005 and $500 million annually in fiscal years 2006 through 2008 by eliminating future City revenues retained by MAC for its debt service and reimbursing the City for revenues already retained in the 2004 and 2005 fiscal years.

      The Financial Plan makes provisions for wage increases for all City employees for the 2002-05 round of bargaining consistent with the settlement with District
Council 37 of the American Federation of State, County and Municipal Employees.  In
addition, the economic and financial condition of the City may be affected by the various financial, social, economic, geo-political and other factors which have a material effect on the City.

      The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected.  The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2004 through 2008 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions;
the willingness and ability of the State to provide the aid contemplated by the
Financial Plan and to take various other actions to assist the City; the ability of
HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the
Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets.  Certain of these assumptions have been questioned by the City Comptroller and other public officials.

      From time to time, the City Comptroller and other public officials issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits.  Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies.
Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.  It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

      On February 12, 2004, the City Comptroller released a report on the adopted budget for fiscal year 2005 and the June Financial Plan.  The report concluded that the City has adopted a fiscal year 2005 budget that is likely to end the year in balance, with reserves available to the City which appear to be sufficient to offset risks identified by the City Comptroller.  However, the report noted that the subsequent years of the June Financial Plan continue to contain multi-billion dollar deficits because the City's expenses continue to outpace the growth of its revenues.  In his report, the City Comptroller identified net risks of $516 million, $524 million, $471 million and $301 million in fiscal years 2005 through
2008, respectively, which, when added to the gaps in the June Financial Plan, result in gaps of $516 million, $4.2 billion, $5.0 billion and $4.0 billion in fiscal years 2005 through 2008, respectively.  The risks and possible resources set forth in the City Comptroller's report include:  (i) the possibility that taxes could be less than projected in the June Financial Plan by $146 million, $190 million, and $137 million in fiscal years 2005 through 2007, respectively, and greater than projected in the June Financial Plan by $33 million in fiscal year
2008; (ii) possible increased overtime expenditures of $121 million in fiscal year
2005 and $75 million in each of fiscal years 2006 through 2008; and (iii) a possible $200 million annual shortfall in State gap-closing assistance assumed in the June Financial Plan for fiscal years 2005 through 2008, which reflects shortfalls in assistance in the Governor's Executive Budget and which depends upon the results of the State budget negotiation process.

      Various actions proposed in the Financial Plan are uncertain.  If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

      |X|   Ratings of the City's Bonds.  As of November 5, 2004, Moody's, S&P and
Fitch rated the City's general obligations bonds A2, A and A+, respectively.  These ratings reflect only the views of Moody's, S&P and Fitch from which an explanation of the significance of such ratings may be obtained.  There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.  Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds.  On November
26, 2002, S&P issued a negative outlook on City bonds and on May 27, 2003 changed the outlook to stable.  On November 15, 2001, Moody's issued a negative outlook on
City bonds and on January 28, 2004 revised the outlook to stable.  On December 23,
2002, Fitch issued a negative outlook on City bonds and on December 8, 2003 changed the outlook to stable.

      |X|   The City's Outstanding Indebtedness.  As of September 30, 2004, the
City and the Municipal Assistance Corporation for the City of New York had,
respectively, $30.783 billion and $1.757 billion of outstanding net long-term debt.

      For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements.  There can be no assurance that there will not be delays or reductions in State aid to the
City from the amounts projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the
City's cash flow or expenditures.  In addition, the Federal budget negotiation process could result in a reduction or a delay in the receipt of Federal grants which could have adverse effects on the City's cash flow or revenues.

      |X|   Pending Litigation.  The City is a defendant in lawsuits pertaining to material matters and claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings.  While the ultimate outcome and fiscal impact, if any, on the
City of such proceedings and claims were not predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan.  For the fiscal year ended on June 30, 2004, the City paid $591 million for judgments and claims, $159.8 million of which was reimbursed by the Health
& Hospitals Corporation.  The Financial Plan includes provisions for the payment of judgments and claims of $612.2 million, $640.7 million, $675.5 million and $717.8 million for the 2005 through 2008 fiscal years, respectively.  The City has estimated that its potential future liability for outstanding claims against it as of June 30,
2004 amounted to approximately $4.4 billion.

Other  Investment  Techniques and  Strategies.  In seeking its  objective,  the Fund may from time to time employ the types of investment  strategies and  investments  described below.  It is not  required to use all of these  strategies  at all times,  and at times may not use them.

      |X|   Floating Rate and Variable Rate Obligations.  Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the ninety one (91) day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated
prevailing market rate but is adjusted automatically at specified intervals of not less than one (1) year.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one
(1) year and upon no more than  thirty (30) days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X|   Inverse Floaters and Other Derivative Investments.  The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings.  Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock"
option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment.  Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations.  "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates.  When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful.  However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments.
These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X|   When-Issued and Delayed-Delivery Transactions.  The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a
"delayed-delivery" or "forward commitment" basis. "When-issued" or "delayed delivery"
refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date.  Normally the settlement date is within six (6)
months of the purchase of municipal bonds and notes.  However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6)
months and possibly as long as two (2) years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction.  Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities of any type at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.
For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|   Zero-Coupon Securities.  The Fund may buy zero-coupon and delayed interest municipal securities.  Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches.  Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|   Puts and Standby Commitments.  When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise.  A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks.  The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised.  If the bank or dealer should default on its obligation, the
Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party.  The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised.  However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the
Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the
Fund not to be treated as the tax owner of the underlying municipal securities.

      |X|                 Repurchase Agreements.  The Fund may acquire securities
subject to repurchase agreements.  It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five (5) days of the purchase.  Repurchase agreements having a maturity beyond seven (7) days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven (7) days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act of
1940 (the "Investment Company Act"), are collateralized by the underlying security.
The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission
(the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

|X|   Illiquid Securities.  The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. As a matter of fundamental policy, the Fund cannot purchase any securities that are subject to restrictions on resale.

|X|   Borrowing for Leverage.  The Investment Company Act imposes certain restrictions on the borrowing activities of mutual funds.  The restrictions on borrowing are designed to protect shareholders and their investment in a fund by limiting a fund's ability to leverage its assets.  Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.
Borrowing money to make an investment is an example of how a fund leverages its assets.  The use of leverage exposes shareholders and their investments in a fund to a greater risk of loss.  For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow.  A fund's borrowing policy must be a fundamental investment policy.  Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing. The Fund may also borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns.  If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage.  The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds.  Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

|X|   Loans of Portfolio Securities.  To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's Board of Trustees.  These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund presently does not intend to lend securities, but if it does, the value of loaned securities is not expected to exceed 5% of the value of the Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in connection with securities lending.  The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities.  It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the
Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities.  It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower.  The Fund may pay reasonable finder's, custodian and administrative or other fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the
Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

|X|   Hedging.  The Fund can use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
      o  sell interest rate futures or municipal bond index futures,
      o  buy puts on such futures or securities, or
      o  write covered calls on securities, municipal bond indices, interest rate futures or municipal bond index futures. Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund can also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:
      o  buy interest rate futures or municipal bond index futures, or
      o  buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the
Fund.

|X|   Futures.  The Fund can buy and sell futures contracts relating to interest rates
(these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").  As a fundamental policy, these are the only futures contracts the Fund can buy and sell.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction.
Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts.  Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash.  The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid or received by the Fund on the purchase or sale of a future.
Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under certain specified conditions.  As the future is marked to market (that is, its value on the
Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund can elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund.  Any gain or loss is then realized by the Fund on the future for tax purposes.  Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction.  All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the
Fund sold.  For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future).  The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each
1% change in the rates on U.S. Treasury securities).  For example, if a bond has an effective duration of three (3) years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%.  There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

|X|   Put and Call Options.  The Fund can buy and sell certain kinds of put options
(puts) and call options (calls). These strategies are described below.

|X|   Writing Covered Call Options.  The Fund can write (that is, sell) call options.
The Fund's call writing is subject to a number of restrictions:
(1)   After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)   Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The Nasdaq Stock Market,
    Inc. or traded in the over-the-counter market.
(3)   Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
(4)   The Fund may write calls on futures contracts whether or not it owns them.

      When the Fund writes a call on a security, it receives cash (a premium).  The
Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period.  The call period is usually not more than nine
(9) months.  The exercise price may differ from the market price of the underlying security.  The Fund has retained the risk of loss that the price of the underlying security may decline during the call period.  That risk may be offset to some extent by the premium the Fund receives.  If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Fund will settle the transaction by paying an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options
Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities.  In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money").  When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.  The
Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction.  A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received.  Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

|X|   Writing Uncovered Call Options on Futures Contracts. The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will identify additional liquid assets on its books if the value of the escrowed assets drops below 100% of the current value of the future.  Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

|X|   Purchasing Calls and Puts.  The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above.
Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call.  If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the
Fund will lose its premium payment and the right to purchase the underlying investment.
Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures). The Fund may not sell puts other than puts it has previously purchased.

      Buying a put on an investment the Fund does not own (such as an index or future)
permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price.  If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment.  A put may be sold prior to expiration
(whether or not at a profit).

|X|   Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions.  The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price.
It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities.  The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline.  If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities.  However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index.  To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets.  All participants in the futures markets are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities
(long hedging). It is possible that the market might decline.  If the Fund then concludes not to invest in such securities because of concerns that there might be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.
      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option.  If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

|X|   Interest Rate Swap Transactions.  In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.  For example, they might swap a right to receive floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities it owns.  The
Fund may not enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.  Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party.  Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as
"aggregation."

 |X|  Regulatory Aspects of Hedging Instruments.  The Commodity Futures Trading
 Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Manager (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the Securities and Exchange Commission regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

|X|   Temporary Defensive Investments.  The securities the Fund can invest in for temporary defensive purposes include the following:
o     short-term municipal securities;
o     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
o     corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
o     commercial paper rated "A-1" by S&P, or having a comparable rating by another nationally-recognized rating agency; and
o     certificates of deposit of domestic banks with assets of $1 billion or more.

|X|   Portfolio Turnover.  A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares.  In those cases, the Fund may realize a capital gain or loss on its investments.  The Fund's annual portfolio turnover rate during the prior five fiscal years is provided in the Financial Highlights table at the end of the Fund's prospectus.

|X|   Taxable  Investments.  While the Fund can  invest  up to 20% of its net  assets in investments  that  generate  income  subject  to income  taxes,  it does not  anticipate investing  substantial  amounts of its assets in taxable investments under normal market conditions or as part of its normal trading  strategies  and policies.  To the extent it invests  in taxable  securities,  the Fund  would not be able to meet its  objective  of providing  tax exempt  income to its  shareholders.  Taxable  investments  include,  for
example,  hedging  instruments,   repurchase  agreements,  and  some  of  the  types  of
securities the Fund would buy for temporary defensive purposes.

Other Investment Restrictions

|X|   What Are  "Fundamental  Policies?"  Fundamental  policies  are those  policies that the Fund has  adopted to govern  its  investments  that can be changed  only by the vote of a "majority" of the Fund's outstanding  voting securities.  Under the Investment
Company Act, such a "majority"  vote is defined as the vote of the holders of the lesser of:
      o  67% or more of the shares  present  or  represented  by proxy at a  shareholder meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      o  more than 50% of the outstanding shares.

      The Fund's investment  objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional  Information are "fundamental" only if they are  identified  as such.  The Fund's Board of Trustees can change  non-fundamental policies  without  shareholder  approval.  However,  significant  changes to  investment policies  will  be  described  in  supplements  or  updates  to the  Prospectus  or this
Statement  of  Additional  Information,  as  appropriate.  The Fund's  most  significant investment policies are described in the Prospectus.

|_|   Does the Fund Have Additional  Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund:

o     The  Fund  cannot  make  loans,  except  to the  extent  permitted  under  the
Investment Company Act, the rules or regulations  thereunder or any exemption  therefrom that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o     The Fund may not  borrow  money,  except  to the  extent  permitted  under the
Investment Company Act, the rules or regulations  thereunder or any exemption  therefrom that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o     The Fund cannot buy  securities or other  instruments  issued or guaranteed by any one issuer if more than 5% of its total  assets would be invested in  securities  or other  instruments of that issuer or if it would then own more than 10% of that issuer's voting  securities.  This  limitation  applies to 75% of the Fund's  total  assets.  The limit does not apply to securities  issued or  guaranteed by the U.S.  government or any of its agencies or instrumentalities or securities of other investment companies.

o     The Fund cannot invest 25% or more of its total assets in any  industry.  That limit does not apply to securities  issued or  guaranteed by the U.S.  government or its agencies and  instrumentalities or securities issued by investment  companies.  Nor does that limit apply to municipal securities in general or to New York municipal securities.

o     The Fund cannot  invest in real  estate,  physical  commodities  or  commodity contracts,  except to the extent  permitted under the Investment  Company Act, the rules or  regulations  thereunder  or any  exemption  therefrom,  as such  statute,  rules  or regulations may be amended or interpreted from time to time.

o     The Fund may not underwrite  securities issued by others, except to the extent that a Fund may be considered an  underwriter  within the meaning of the  Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

o     The Fund cannot issue senior securities,  except to the extent permitted under the Investment  Company Act, the rules or regulations may be amended or interpreted from time to time.

      Additionally,  as a non-fundamental  investment  policy, the Fund cannot invest in securities  of other  investment  companies,  except to the extent  permitted  under the
Investment Company Act, the rules or regulations  thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      Unless the  Prospectus  or  Statement  of  Additional  Information  states  that a percentage  restriction  applies on an ongoing  basis,  it applies  only at the time the
Fund makes an investment  (except in the case of borrowing and  investments  in illiquid securities).  In that  case the Fund  need not sell  securities  to meet the  percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification.  The Fund  intends to be  "diversified"  as  defined in the  Investment
Company Act and to satisfy the restrictions  against investing too much of its assets in any "issuer" as set forth in the restrictions  above. In implementing  this policy,  the identification  of  the  issuer  of a  municipal  security  depends  on  the  terms  and conditions  of the  security.  When the assets  and  revenues  of an agency,  authority,
instrumentality  or  other  political   subdivision  are  separate  from  those  of  the
government  creating it and the  security  is backed only by the assets and  revenues of the subdivision, agency, authority or instrumentality,  the latter would be deemed to be the sole issuer.  Similarly,  if an  industrial  development  bond is backed only by the assets and revenues of the  non-governmental  user, then that user would be deemed to be the sole  issuer.  However,  if in either  case the  creating  government  or some other entity guarantees a security,  the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

      In implementing the Fund's policy not to concentrate its investments,  the Manager will consider a non-governmental  user of facilities financed by industrial  development bonds as being  in a  particular  industry.  That is done  even  though  the  bonds  are municipal  securities,  as to which the Fund has no  concentration  limitation.  In this regard, the Fund's  concentration  policy is not applicable to the Fund's investments in tobacco  settlement  revenue  bonds  because  those  municipal  bonds are  issued by the respective  states or their  instrumentalities,  who are not  members  of any  industry.
Although this application of the concentration  restriction is not a fundamental  policy of the Fund, it will not be changed without shareholder approval.

    Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer
Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its
            Statements of Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 10 or more holdings are posted on the
            OppenheimerFunds' website at www.oppenheimerfunds.com in the "Fund
            Profiles" section. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a
            15-day lag.

      Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing
Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

      The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration
(including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the
Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the
Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

      A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

      Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of
            Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

      The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Manager Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     The Fund's independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager  to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations if securities are not priced by the
            Fund's regular pricing services).

      Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and
Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services)
o     Dealers to obtain price quotations where the fund is not identified as the owner

      Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager,
Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements)

      Portfolio  managers and analysts  may,  subject to the  Manager's  policies on communications  with the press and other media,  discuss  portfolio  information  in interviews with members of the media,  or in due diligence or similar  meetings with clients or  prospective  purchasers of Fund shares or their  financial  intermediary representatives.

      The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

      The Chief Compliance Officer of the Fund and the Manager, Distributor, and
Transfer Agent (the "CCO") shall oversee the compliance by the Manager Distributor,
Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

    The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the
Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons            Fixed Income Securities   Natexis Bleichroeder
ABG Securities                 Fortis Securities         Ned Davis Research
                                                         Group
ABN AMRO                       Fox-Pitt, Kelton          Nomura Securities
Advest                         Friedman, Billing, Ramsey Pacific Crest
AG Edwards                     Fulcrum Global Partners   Pacific Crest
                                                         Securities
American Technology Research   Garp Research             Pacific Growth
                                                         Equities
Auerbach Grayson               George K Baum & Co.       Petrie Parkman
Banc of America Securities     Goldman                   Pictet
Barclays                       Goldman Sachs             Piper Jaffray Inc.
Baseline                       HSBC                      Plexus
Bear Stearns                   HSBC Securities Inc       Prager Sealy & Co.
Belle Haven                    ING Barings               Prudential Securities
Bloomberg                      ISI Group                 Ramirez & Co.
BNP Paribas                    Janney Montgomery         Raymond James
BS Financial Services          Jefferies                 RBC Capital Markets
Buckingham Research Group      Jeffries & Co.            RBC Dain Rauscher
Caris & Co.                    JP Morgan                 Research Direct
CIBC World Markets             JP Morgan Securities      Robert W. Baird
Citigroup                      JPP Eurosecurities        Roosevelt & Cross
Citigroup Global Markets       Keefe, Bruyette & Woods   Russell Mellon
Collins Stewart                Keijser Securities        Ryan Beck & Co.
Craig-Hallum Capital Group LLC Kempen & Co. USA Inc.     Sanford C. Bernstein
Credit Agricole Cheuvreux      Kepler Equities/Julius    Scotia Capital Markets
N.A. Inc.                      Baer Sec
Credit Suisse First Boston     KeyBanc Capital Markets   SG Cowen & Co.
Daiwa Securities               Leerink Swan              SG Cowen Securities
Davy                           Legg Mason                Soleil Securities
                                                         Group
Deutsche Bank                  Lehman                    Standard & Poors
Deutsche Bank Securities       Lehman Brothers           Stone & Youngberg
Dresdner Kleinwort Wasserstein Lipper                    SWS Group
Emmet & Co                     Loop Capital Markets      Taylor Rafferty
Empirical Research             MainFirst Bank AG         Think Equity Partners
Enskilda Securities            Makinson Cowell US Ltd    Thomas Weisel Partners
Essex Capital Markets          Maxcor Financial          UBS
Exane BNP Paribas              Merrill                   Wachovia
Factset                        Merrill Lynch             Wachovia Corp
Fidelity Capital Markets       Midwest Research          Wachovia Securities
Fimat USA Inc.                 Mizuho Securities         Wescott Financial
First Albany                   Morgan Stanley            William Blair
First Albany Corporation       Morningstar               Yieldbook

How the Fund Is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in May 1984.

|X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B and Class C.
All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X|   Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at
$25,000 or more or constituting at least 1% of the Fund's outstanding shares. The
Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a
"partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under
Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the
Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee and a Proxy Committee. The Audit Committee is
comprised solely of Trustees who are not "interested persons" under the Investment
Company Act (the "Independent Trustees"). The members of the Audit Committee are
Joel W. Motley (Chairman), Mary F. Miller, Kenneth A. Randall and Joseph M. Wikler.
The Audit Committee held 6 meetings during the Fund's fiscal year ended September
30, 2005. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit
Committee outlined in the Audit Committee Charter, include, but are not limited to:
(i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding  the Fund's internal accounting procedures and controls; (iii)  reviewing reports from the Manager's Internal Audit Department: (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent
Trustees; (v) reviewing the independence of the Fund's independent Auditors; and
(vi) pre-approving the provision of any audit and non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the
Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

      The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman), Matthew P. Fink, Phillip A. Griffiths, Joel W. Motley and Brian F.
Wruble. The Regulatory & Oversight Committee held 6 meetings during the Fund's fiscal year ended September 30, 2005. The Regulatory & Oversight Committee
evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight
Committee's Charter.

      The members of the Governance Committee are, Phillip A. Griffiths (Chairman),
Kenneth A. Randall, Russell S. Reynolds, Jr. and Peter I. Wold. The Governance
Committee held 7 meetings during the Fund's fiscal year ended September 30, 2005.
The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Governance Committee's Charter.

      The Governance Committee's functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance
Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

      To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance
Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the
Fund's Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to
the attention of the Board of Trustees of Oppenheimer AMT-Free New York Municipal
Fund, c/o the Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an
"interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company
(the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with
Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the
Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The
Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

      The members of the Proxy Committee are Russell S. Reynolds Jr. (Chairman),
Matthew P. Fink and Mary F. Miller. The Proxy Committee held 1 meeting during the
Fund's fiscal year ended September 30, 2005. The Proxy Committee provides the Board with recommendations for proxy voting of portfolio securities held by the Fund and monitors proxy voting by the Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an Independent Trustee. All of the Trustees are also trustees or directors of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals          Oppenheimer International Growth Fund
Oppenheimer AMT-Free New York Municipals Oppenheimer International Large Cap Core Fund
Oppenheimer Balanced Fund                Oppenheimer International Small Company Fund
Oppenheimer California Municipal Fund    Oppenheimer International Value Fund
                                         Oppenheimer Limited Term California Municipal
Oppenheimer Capital Appreciation Fund    Fund
Oppenheimer Developing Markets Fund      Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund               Oppenheimer Multi-State Municipal Trust
Oppenheimer Dividend Growth Fund         Oppenheimer Portfolio Series
Oppenheimer Emerging Growth Fund         Oppenheimer Real Estate Fund
Oppenheimer Emerging Technologies Fund   Oppenheimer Select Value Fund
Oppenheimer Enterprise Fund              Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                  OFI Tremont Core Strategies Hedge Fund
Oppenheimer Global Opportunities Fund    OFI Tremont Market Neutral Hedge Fund
Oppenheimer Gold & Special Minerals Fund Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Growth Fund                  Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer International Diversified
Fund                                     Oppenheimer U.S. Government Trust

      In addition to being a trustee or director of each of the Board I Funds,
Messrs. Galli and Wruble are directors or trustees of ten other portfolios, and
Messrs. Wikler and Wold are trustees of one other portfolio, in the
OppenheimerFunds complex.

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase
Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

      Messrs. Fielding, Loughran, Cottier, Willis, Gillespie, Murphy, Petersen,
Vandehey, Vottiero, Wixted and Zack, and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of October 31, 2005, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members), owns securities of either the Manager or Distributor of the Board I Funds or any entity directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. Mr. Reynolds has
reported he has a controlling interest in The Directorship Group, Inc. (the
"Directorship Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees of $137,500 for calendar year ended December 31, 2002. Mr. Reynolds reported that The Directorship Group did not provide consulting services to Massachusetts
Mutual Life Insurance Company during the calendar year ended December 31, 2003 and
2004, and does not expect to provide any such services in the calendar year ending
December 31, 2005.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between the Directorship
Group and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds's status as an
Independent Trustee. Nonetheless, to assure certainty as to determinations of the
Board and the Independent Trustees as to matters upon which the Investment Company
Act or the rules thereunder require approval by a majority of Independent Trustees,
Mr. Reynolds will not be counted for purposes of determining whether a quorum of
Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

      Biographical Information. The Trustees and officers, their positions with the
Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below.
The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). Ms. Miller was elected to certain Board I Funds during 2004 and did not hold shares of Board I
Funds during the calendar year ended December 31, 2004. Mr. Fink was elected to the
Board I Funds in 2005 and did not hold shares of Board I Funds during the calendar year ended December 31, 2004. The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-----------------------------------------------------------------------------------
                               Independent Trustees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,                Principal Occupation(s) During the      Dollar    Aggregate
                                                                       Dollar
                                                                       Range Of
                     Past 5 Years;                           Range of  Shares
Position(s) Held     Other Trusteeships/Directorships Held   Shares    Beneficially
with Fund,           by Trustee ;                            BeneficialOwned in
Length of Service,   Number of Portfolios in Fund Complex    Owned in  Supervised
Age                  Currently Overseen by Trustee           the Fund  Funds
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     2004
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Clayton K. Yeutter,  Director of American Commercial Lines   None      Over
Chairman of the      (barge company) (since January 2005);             $100,000
Board of Trustees    Attorney at Hogan & Hartson (law firm)
since 2003;          (since June 1993); Director of Covanta
Trustee since 1993   Holding Corp. (waste-to-energy
Age: 74              company) (since 2002); Director of
                     Weyerhaeuser Corp. (1999-April 2004);
                     Director of Caterpillar, Inc.
                     (1993-December 2002); Director of
                     ConAgra Foods (1993-2001); Director of
                     Texas Instruments (1993-2001);
                     Director of FMC Corporation
                     (1993-2001). Oversees 38 portfolios in
                     the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Matthew P. Fink,     Trustee of the Committee for Economic   None      None
Trustee since 2005   Development (policy research
Age: 64              foundation) (since 2005); Director of
                     ICI Education Foundation (education
                     foundation) (since October 1991);
                     President of the Investment Company
                     Institute (trade association)
                     (1991-2004); Director of ICI Mutual
                     Insurance Company (insurance company)
                     (1991-2004). Oversees 38 portfolios in
                     the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G. Galli,     A director or trustee of other          None      Over
Trustee since 1993   Oppenheimer funds. Oversees 48                    $100,000
Age: 72              portfolios in the OppenheimerFunds
                     complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Phillip A.           Director of GSI Lumonics Inc.           None      Over
Griffiths, Trustee,  (precision medical equipment supplier)            $100,000
since 1999           (since 2001); Trustee of Woodward
Age: 67              Academy (since 1983); Senior Advisor
                     of The Andrew W. Mellon Foundation
                     (since 2001); Member of the National
                     Academy of Sciences (since 1979);
                     Member of the American Philosophical
                     Society (since 1996); Council on
                     Foreign Relations (since 2002);
                     Director of the Institute for Advanced
                     Study (1991-2004); Director of Bankers
                     Trust New York Corporation
                     (1994-1999). Oversees 38 portfolios in
                     the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Mary F. Miller,      Trustee of the American Symphony        None      None
Trustee since 2004   Orchestra (not-for-profit) (since
Age: 63              October 1998); and Senior Vice
                     President and General Auditor of
                     American Express Company (financial
                     services company) (July 1998-February
                     2003). Oversees 38 portfolios in the
                     OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Joel W. Motley,      Director of Columbia Equity Financial   None      Over
Trustee since 2002   Corp. (privately-held financial                   $100,000
Age: 53              adviser) (since 2002); Managing
                     Director of Carmona Motley, Inc.
                     (privately-held financial adviser)
                     (since January 2002); Managing
                     Director of Carmona Motley Hoffman
                     Inc. (privately-held financial
                     adviser) (January 1998-December 2001);
                     Member of the Finance and Budget
                     Committee of the Council on Foreign
                     Relations, the Investment Committee of
                     the Episcopal Church of America, the
                     Investment Committee of Human Rights
                     Watch and the Investment Committee of
                     Historic Hudson Valley. Oversees 38
                     portfolios in the OppenheimerFunds
                     complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Kenneth A. Randall,  Director of Dominion Resources, Inc.    None      Over
Trustee since 1984   (electric utility holding company)                $100,000
Age: 78              (since February 1972); Former Director
                     of Prime Retail, Inc. (real estate
                     investment trust), Dominion Energy
                     Inc. (electric power and oil & gas
                     producer), Lumbermens Mutual Casualty
                     Company, American Motorists Insurance
                     Company and American Manufacturers
                     Mutual Insurance Company; Former
                     President and Chief Executive Officer
                     of The Conference Board, Inc.
                     (international economic and business
                     research). Oversees 38 portfolios in
                     the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Russell S.           Chairman of The Directorship Search     None      Over
Reynolds, Jr.,       Group, Inc. (corporate governance                 $100,000
Trustee since 1989   consulting and executive recruiting)
Age: 73              (since 1993); Life Trustee of
                     International House (non-profit
                     educational organization); Former
                     Trustee of The Historical Society of
                     the Town of Greenwich. Oversees 38
                     portfolios in the OppenheimerFunds
                     complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Joseph M. Wikler,    Director of the following medical       None      $50,001-$100,000
Trustee since        device companies: Medintec (since
August 2005          1992) and Cathco (since 1996);
Age: 64              Director of Lakes Environmental
                     Association (since 1996); Member of
                     the Investment Committee of the
                     Associated Jewish Charities of
                     Baltimore (since 1994); Director of
                     Fortis/Hartford mutual funds
                     (1994-December 2001). Oversees 39
                     portfolios in the OppenheimerFunds
                     complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Peter I. Wold,       President of Wold Oil Properties, Inc.  None      Over
Trustee since        (oil and gas exploration and                      $100,000
August 2005          production company) (since 1994); Vice
Age: 57              President, Secretary and Treasurer of
                     Wold Trona Company, Inc. (soda ash
                     processing and production) (since
                     1996); Vice President of Wold Talc
                     Company, Inc. (talc mining) (since
                     1999); Managing Member of
                     Hole-in-the-Wall Ranch (cattle
                     ranching) (since 1979); Director and
                     Chairman of the Denver Branch of the
                     Federal Reserve Bank of Kansas City
                     (1993-1999); and Director of
                     PacifiCorp. (electric utility)
                     (1995-1999). Oversees 39 portfolios in
                     the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Brian F. Wruble,     General Partner of Odyssey Partners,    None      Over
Trustee since 2005   L.P. (hedge fund) (since September                $100,000
Age: 62              1995); Director of Special Value
                     Opportunities Fund, LLC (registered
                     investment company) (since September
                     2004); Director of Zurich Financial
                     Investment Advisory Board (affiliate
                     of the Manager's parent company)
                     (since October 2004); Board of
                     Governing Trustees of The Jackson
                     Laboratory (non-profit) (since August
                     1990); Trustee of the Institute for
                     Advanced Study (non-profit educational
                     institute) (since May 1992); Special
                     Limited Partner of Odyssey Investment
                     Partners, LLC (private equity
                     investment) (January 1999-September
                     2004); Trustee of Research Foundation
                     of AIMR (2000-2002) (investment
                     research, non-profit); Governor,
                     Jerome Levy Economics Institute of
                     Bard College (August 1990-September
                     2001) (economics research); Director
                     of Ray & Berendtson, Inc. (May
                     2000-April 2002) (executive search
                     firm). Oversees 48 portfolios in the
                     OppenheimerFunds complex.
-----------------------------------------------------------------------------------

      The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street,
11th Floor, New York, NY 10281-1008. Mr. Murphy serves as Trustee for an indefinite term and as an officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager and as a shareholder of its parent company.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During the Past   Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                    5 Years;                                  Range of   Shares
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Beneficially
with Fund,          Trustee ;                                 BeneficiallOwned in
Length of Service   Number of Portfolios in Fund Complex      Owned in   Supervised
Age                 Currently Overseen by Trustee             the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman, Chief Executive Officer and     None          Over
President and       Director (since June 2001) and President              $100,000
Trustee,            (since September 2000) of the Manager;
since 2001          President and a director or trustee of
Age: 56             other Oppenheimer funds; President and
                    Director of Oppenheimer Acquisition
                    Corp. ("OAC") (the Manager's parent
                    holding company) and of Oppenheimer
                    Partnership Holdings, Inc. (holding
                    company subsidiary of the Manager)
                    (since July 2001); Director of
                    OppenheimerFunds Distributor, Inc.
                    (subsidiary of the Manager) (since
                    November 2001); Chairman and Director of
                    Shareholder Services, Inc. and of
                    Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager) (since July 2001); President
                    and Director of OppenheimerFunds Legacy
                    Program (charitable trust program
                    established by the Manager) (since July
                    2001); Director of the following
                    investment advisory subsidiaries of the
                    Manager: OFI Institutional Asset
                    Management, Inc., Centennial Asset
                    Management Corporation, Trinity
                    Investment Management Corporation and
                    Tremont Capital Management, Inc. (since
                    November 2001), HarbourView Asset
                    Management Corporation and OFI Private
                    Investments, Inc. (since July 2001);
                    President (since November 1, 2001) and
                    Director (since July 2001) of
                    Oppenheimer Real Asset Management, Inc.;
                    Executive Vice President of
                    Massachusetts Mutual Life Insurance
                    Company (OAC's parent company) (since
                    February 1997); Director of DLB
                    Acquisition Corporation (holding company
                    parent of Babson Capital Management LLC)
                    (since June 1995); Member of the
                    Investment Company Institute's Board of
                    Governors (since October 3, 2003); Chief
                    Operating Officer of the Manager
                    (September 2000-June 2001); President
                    and Trustee of MML Series Investment
                    Fund and MassMutual Select Funds
                    (open-end investment companies)
                    (November 1999-November 2001); Director
                    of C.M. Life Insurance Company
                    (September 1999-August 2000); President,
                    Chief Executive Officer and Director of
                    MML Bay State Life Insurance Company
                    (September 1999-August 2000); Director
                    of Emerald Isle Bancorp and Hibernia
                    Savings Bank (wholly-owned subsidiary of
                    Emerald Isle Bancorp) (June 1989-June
                    1998). Oversees 77 portfolios in the
                    OppenheimerFunds complex as a director
                    or trustee and officer of an additional
                    10 portfolios as an officer.
-------------------------------------------------------------------------------------

      The addresses of the officers in the chart below are as follows: for Messrs.
Fielding, Loughran, Cottier, Willis, Gillespie and Zack and Ms. Bloomberg, Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008,
for Messrs. Petersen, Vandehey, Vottiero, and Wixted and Ms. Ives, 6803 S. Tucson
Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                      Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,        Senior Vice President of the Manager since January 1996;
Vice President and         Chairman of the Rochester Division of the Manager since
Portfolio Manager since    January 1996; an officer of 10 portfolios in the
2002                       OppenheimerFunds complex.
Age: 56
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Daniel G. Loughran,        Vice President of the Rochester Division of the Manager
Vice President and         since January 1996; senior research analyst of
Portfolio Manager since    OppenheimerFunds, Inc. (1994 - 1999).
2002
Age: 42
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Scott Cottier,             Vice President of the Manager since 2002; portfolio
Vice President since 2005  manager and trader at Victory Capital Management
Age: 34                    (1999-2002); an officer of 8 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Troy Willis,               Assistant Vice President of the Manager since July 2005;
Vice President  since 2005 Associate Portfolio Manager of the Manager since 2003;
Age: 33                    corporate attorney for Southern Resource Group
                           (1999-2003); an officer of 8 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,          Senior Vice President and Chief Compliance Officer of
Vice President and Chief   the Manager (since March 2004); Vice President of
Compliance Officer since   OppenheimerFunds Distributor, Inc., Centennial Asset
2004                       Management Corporation and Shareholder Services, Inc.
Age: 55                    (since June 1983). Former Vice President and Director of
                           Internal Audit of the Manager (1997-February 2004). An
                           officer of 87 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,           Senior Vice President and Treasurer of the Manager
Treasurer since 1999       (since March 1999); Treasurer of the following:
Age: 46                    HarbourView Asset Management Corporation, Shareholder
                           Financial Services, Inc., Shareholder Services, Inc.,
                           Oppenheimer Real Asset Management Corporation, and
                           Oppenheimer Partnership Holdings, Inc. (since March
                           1999), OFI Private Investments, Inc. (since March 2000),
                           OppenheimerFunds International Ltd. (since May 2000),
                           OppenheimerFunds plc (since May 2000), OFI Institutional
                           Asset Management, Inc. (since November 2000), and
                           OppenheimerFunds Legacy Program (charitable trust
                           program established by the Manager) (since June 2003);
                           Treasurer and Chief Financial Officer of OFI Trust
                           Company (trust company subsidiary of the Manager) (since
                           May 2000); Assistant Treasurer of the following: OAC
                           (since March 1999),Centennial Asset Management
                           Corporation (March 1999-October 2003) and
                           OppenheimerFunds Legacy Program (April 2000-June 2003);
                           Principal and Chief Operating Officer of Bankers Trust
                           Company-Mutual Fund Services Division (March 1995-March
                           1999). An officer of 87 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,            Assistant Vice President of the Manager (since August
Assistant Treasurer since  2002); Manager/Financial Product Accounting of the
2004                       Manager (November 1998-July 2002). An officer of 87
Age: 35                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,           Vice President/Fund Accounting of the Manager (since
Assistant Treasurer since  March 2002); Vice President/Corporate Accounting of the
2002                       Manager (July 1999-March 2002); Chief Financial Officer
Age: 42                    of Sovlink Corporation (April 1996-June 1999). An
                           officer of 87 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,            Executive Vice President (since January 2004) and
Secretary since 2001       General Counsel (since March 2002) of the Manager;
Age: 57                    General Counsel and Director of the Distributor (since
                           December 2001); General Counsel of Centennial Asset
                           Management Corporation (since December 2001); Senior
                           Vice President and General Counsel of HarbourView Asset
                           Management Corporation (since December 2001); Secretary
                           and General Counsel of OAC (since November 2001);
                           Assistant Secretary (since September 1997) and Director
                           (since November 2001) of OppenheimerFunds International
                           Ltd. and OppenheimerFunds plc; Vice President and
                           Director of Oppenheimer Partnership Holdings, Inc.
                           (since December 2002); Director of Oppenheimer Real
                           Asset Management, Inc. (since November 2001); Senior
                           Vice President, General Counsel and Director of
                           Shareholder Financial Services, Inc. and Shareholder
                           Services, Inc. (since December 2001); Senior Vice
                           President, General Counsel and Director of OFI Private
                           Investments, Inc. and OFI Trust Company (since November
                           2001); Vice President of OppenheimerFunds Legacy Program
                           (since June 2003); Senior Vice President and General
                           Counsel of OFI Institutional Asset Management, Inc.
                           (since November 2001); Director of OppenheimerFunds
                           (Asia) Limited (since December 2003); Senior Vice
                           President (May 1985-December 2003), Acting General
                           Counsel (November 2001-February 2002) and Associate
                           General Counsel (May 1981-October 2001) of the Manager;
                           Assistant Secretary of the following: Shareholder
                           Services, Inc. (May 1985-November 2001), Shareholder
                           Financial Services, Inc. (November 1989-November 2001),
                           and OppenheimerFunds International Ltd. (September
                           1997-November 2001). An officer of 87 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,          Vice President (since June 1998) and Senior Counsel and
Assistant Secretary since  Assistant Secretary (since October 2003) of the Manager;
2001                       Vice President (since 1999) and Assistant Secretary
Age: 40                    (since October 2003) of the Distributor; Assistant
                           Secretary of Centennial Asset Management Corporation
                           (since October 2003); Vice President and Assistant
                           Secretary of Shareholder Services, Inc. (since 1999);
                           Assistant Secretary of OppenheimerFunds Legacy Program
                           and Shareholder Financial Services, Inc. (since December
                           2001); Assistant Counsel of the Manager (August
                           1994-October 2003). An officer of 87 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,         Vice President and Associate Counsel of the Manager
Assistant Secretary since  (since May 2004); First Vice President (April 2001-April
2004                       2004), Associate General Counsel (December 2000-April
Age: 37                    2004), Corporate Vice President (May 1999-April 2001)
                           and Assistant General Counsel (May 1999-December 2000)
                           of UBS Financial Services Inc. (formerly, PaineWebber
                           Incorporated). An officer of 87 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,      Senior Vice President and Deputy General Counsel of the
Assistant Secretary since  Manager (since September 2004); Mr. Gillespie held the
2004                       following positions at Merrill Lynch Investment
Age: 41                    Management: First Vice President (2001-September 2004);
                           Director (2000-September 2004) and Vice President
                           (1998-2000). An officer of 87 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|                 Remuneration of the Officers and Trustees. The Trustees
of the Fund who are affiliated with the Manager and receive no salary or fee from the Fund. The Independent Trustees' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the
Fund's fiscal year ended September 30, 2005.  The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee, (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2004.

------------------------------------------------------------------------------------
Trustee Name and Other    Aggregate      Retirement     Estimated        Total
                                          Benefits        Annual      Compensation
                                         Accrued as      Benefits    From the Fund
Fund Position(s)         Compensation   Part of Fund       Upon         and Fund
(as applicable)          From Fund(1)     Expenses    Retirement(2)     Complex
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Clayton K. Yeutter        $3,025(3)        $3,264        $61,3036       $152,079
Chairman of the Board
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Matthew P. Fink(4)           $518            $0           $2,641          None
Proxy Committee Member
and Regulatory &
Oversight  Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Robert G. Galli
Regulatory & Oversight      $2,251         $2,122       $80,923(5)    $213,536(6)
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Phillip A. Griffiths
Governance Committee
Chairman and              $2,267(7)        $1,012        $23,309        $74,500
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Mary F. Miller(8)
Audit Committee Member
and Proxy Committee         $1,176           $0           $7,128         $8,532
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joel W. Motley
Audit Committee
Chairman and              $2,389(9)         $360         $14,530        $68,900
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randall          $2,079         $0(10)        $79,622        $93,989
Audit Committee Member
and Governance
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Edward V. Regan(11)         $1,517           $0          $70,977        $118,788

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell S. Reynolds,        $1,786         $2,151        $60,720        $77,002
Jr.
Proxy Committee
Chairman and
Governance Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Donald W. Spiro(12)          $220            $0             $0          $64,080
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joseph M. Wikler(13)          $0             $0             -           $23,000
Audit Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Peter I. Wold(13)             $0             $0             -           $20,500
Governance Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Brian F. Wruble((14))
Regulatory & Oversight        $0             $0        $22,238(15)   $111,000(1(6))
Committee Member
------------------------------------------------------------------------------------

1.    "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
2.    "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under "Retirement Plan for Trustees."
3.    Includes $597 deferred by Mr. Yeutter under the "Deferred Compensation Plan"
   described below.
4.    Mr. Fink was appointed as a Director or Trustee of 10 of the Board I Funds
   effective January 1, 2005 and was elected as Director or Trustee of all of the other Board I Funds during 2005.
5.    Includes $45,840 estimated to be paid to Mr. Galli for serving as a Trustee or Director of 10 other Oppenheimer funds that are not Board I Funds.
6.    Includes $111,000 for serving as a trustee or director of 10 other
   Oppenheimer funds (at December 31, 2004) that are not Board I Funds.
7.    Includes $2,063 deferred by Mr. Griffiths under the "Deferred Compensation
   Plan" described below.
8.    Ms. Miller was appointed as Director or Trustee of 13 of the Board I Funds effective August13, 2004 and of 9 of the Board I Funds effective October 26,
   2004. She was elected as Director or Trustee of all of the other Board I Funds during 2005.
9.    Includes $830 deferred by Mr. Motley under the "Deferred Compensation Plan"
   described below.
10.   Due to actuarial considerations, no additional retirement benefits were accrued with respect to Mr. Randall.
11.   Mr. Regan retired as a Trustee of the Board I funds effective June 30, 2005.
12.   Mr. Spiro retired as Trustee of the Board I funds effective October 31, 2004.
13.   Mr. Wold and Mr. Wikler were elected as Board members of 23 of the Board I
   Funds, including the Fund as of August 17, 2005. They had served as Board members of the other 11 Board IV Funds prior to that date.
14.   Mr. Wruble was appointed as Trustee of the Board I Funds effective
   October 10, 2005.
15.   Estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of 10 other Oppenheimer funds that are not Board I Funds. Mr. Wruble's service as a director or trustee of such funds will not be counted towards the fulfillment of his eligibility requirements for payments under the Board I retirement plan, described below.
16.   For serving as a director or trustee of 10 other Oppenheimer funds (at
   December 31, 2004) that are not Board I Funds.

|X|   Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a Trustee will receive depends on the amount of the Trustee's compensation, including future compensation and the length of his or her service on the Board.

|X|   Deferred Compensation Plan. The Board of Trustees has adopted a Deferred
Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more
Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan is determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of the Trustees' fees under the plan will not materially affect the
Fund's assets, liabilities or net income per share. The plan will not obligate the
Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

o     Major Shareholders.  As of October 29, 2004, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding securities of any class were the following:

      Citigroup Global Mkts Inc, 109801250, Attn: Cindy Tempesta, 7th Fl, 333 West
34th Street, New York, NY  10001-2483, which owned 203,991.275 Class B shares
(9.25% of the Class B shares then outstanding) for the benefit of its customers .

      MLPF&S For the sole benefit of its customers, Attn: Fund Admn/#97A90, 4800
Deer Lake Dr E, Fl 3, Jacksonville, FL  32246-6484, which owned 167,550.983 Class B shares (7.59% of the Class B shares then outstanding) for the benefit of its customers.

      Citigroup Global Mkts Inc, 109801250, Attn: Cindy Tempesta, 7th Fl, 333 West
34th Street, New York, NY  10001-2483, which owned 142,375.028 Class C shares
(11.10% of the Class C shares then outstanding) for the benefit of its customers.

      MLPF&S For the sole benefit of its customers, Attn: Fund Admn/#97HF4, 4800
Deer Lake Dr E, Fl 3, Jacksonville, FL  32246-6484, which owned 133,821.766 Class C shares (10.43% of the Class C shares then outstanding) for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      |X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the
Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. You can obtain information about the hours of operation of the Public
Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the
SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington,
D.C. 20549-0102.

Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting Policies and
Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund.  The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and
Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships.  Such a conflict of interest may arise, for example, where the
Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity.  The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of  business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  Additionally, the
Manager employs the following two procedures:  (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.  If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting.  The Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o     The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:
      Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options without shareholder approval.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.  The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The
Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

      |X|   The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the
Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the
Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the
Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

----------------------------------------------------------------------------
 Fiscal Year Ended 9/30     Management Fee Paid to OppenheimerFunds, Inc.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
          2002                               $3,095,247
----------------------------------------------------------------------------
----------------------------------------------------------------------------
          2003                              $3,109,306(1)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
          2004                               $3,118,498
----------------------------------------------------------------------------
      1  Effective September 1, 2003, the Manager voluntarily agreed to waive a portion of its management fee of annual rate equal to 0.10% of each class's average daily net assets.  The management fee waiver for the fiscal year ended September 30, 2003 was $45,159. The waiver terminated effective January 1, 2004.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the
Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor.
If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

 Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals including Ronald H. Fielding, Scott Cottier Daniel G. Loughran,  Troy
Willis, Mark DeMitry and Marcus Franz (each is referred to as a "Portfolio Manager"
and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

       Other Accounts Managed.  In addition to managing the Fund's investment portfolio, Messrs. Fielding, Cottier, Loughran, Willis, DeMitry and Franz also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Messrs. Fielding, Cottier, Loughran, Willis,
DeMitry and Franz as of September 30, 2005.  No account has a performance-based advisory fee:

   Portfolio       RegistereTotal      Other        Total    Other   Total
                                                  Assets in
                            Assets in               Other
                            Registered Pooled      Pooled             Assets
                   InvestmenInvestment InvestmentInvestment          in Other
                   CompaniesCompanies  Vehicles   Vehicles   AccountsAccounts
   Manager         Managed   Managed*   Managed   Managed*   Managed Managed*
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Ronald H.          10    $20,679.8    None        $0       None     None
   Fielding
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Daniel G.          10    $20,679.8    None        $0       None     None
   Loughran
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Scott Cottier      10    $20,679.8    None        $0       None     None
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Troy Willis        10    $20,679.8    None        $0       None     None
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Marcus Franz       10    $19,636.80   None        $0       None     None
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Mark DeMitry       10    $19,636.80   None        $0       None     None
   ----------------------------------------------------------------------------
   *  In millions.

           As indicated above, the Portfolio Managers also manage other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Fund.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies.  For example the
      Portfolio Managers may need to allocate investment opportunities between the
      Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the
      Fund, or they may manage funds or accounts with different investment objectives and strategies.

     Compensation of the Portfolio Managers.  The Fund's Portfolio Managers are
      employed and compensated by the Manager, not the Fund. Under the Manager's
      compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the
      Manager. This is intended to align the portfolio managers' and analysts'
      interests with the success of the funds and accounts and their investors.
      The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.  As of September 30,
      2005, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent.  Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent.
      The annual discretionary bonus is determined by senior management of the
      Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management.  The Lipper benchmark with respect to the
      Fund is Lipper - New York Municipal Debt Funds.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The
      Portfolio Managers' compensation is not based on the total value of the
      Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers.  The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

                  Ownership of Fund Shares.  As of September 30, 2005, the
      Portfolio Manager beneficially owned shares of the Fund as follows:

            ----------------------------------------------------------
            ------------------------------      Range of Shares
                                                  Beneficially
                  Portfolio Manager            Owned in the Fund
            ----------------------------------------------------------
            ----------------------------------------------------------
            Ronald H. Fielding                  Over $1,000,000
            ----------------------------------------------------------
            ----------------------------------------------------------
            Daniel G. Loughran                 $101,000-$500,000
            ----------------------------------------------------------
            ----------------------------------------------------------
            Scott Cottier                              $0
            ----------------------------------------------------------
            ----------------------------------------------------------
            Troy Willis                                $0
            ----------------------------------------------------------
            ----------------------------------------------------------
            Marcus Franz                               $0
            ----------------------------------------------------------
            ----------------------------------------------------------
            Mark DeMitry                               $0
            ----------------------------------------------------------

------------------------------------------------------------------------------------
Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the
Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution"
refers to prompt and reliable execution at the most favorable price obtainable. The
Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commission paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the investment advisory agreement also permits the Manager to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.  Notwithstanding that authority, and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio transactions.  However, the Manager may continue to effect portfolio transactions through brokers who sell shares of the
Fund.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the
Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.
Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates.
Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the
Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

------------------------------------------------------------------------------
 Fiscal Year Ended 9/30:    Total Brokerage Commissions Paid by the Fund(1)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2002                                 $68,096
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2003                                  $0(2)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2004                                  $0(2)
------------------------------------------------------------------------------
1. Amounts do not include spreads or commissions on principal transactions on a net trade basis.
2. In the fiscal years ended 9/30/03 and 9/30/04, there were no transactions directed to brokers for research services, and the amount of the commissions paid to broker-dealers for those services was $0.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the three most recent fiscal years are shown in the tables below.

 ------------------------------------------------------------------------------
 Fiscal   Aggregate     Class A       Concessions   Concessions  Concessions
          Front-End     Front-End
          Sales         Sales         on Class A    on Class B   on Class C
 Year     Charges on    Charges       Shares        Shares       Shares
 Ended    Class A       Retained by   Advanced by   Advanced by  Advanced by
 9/30:    Shares        Distributor(1)Distributor(2)Distributor(2Distributor(2)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2002     $518,402      $112,880       $2,026       $281,132      $26,138
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2003     $449,336      $206,771      $573,956      $297,722      $45,734
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2004     $607,361      $107,233       $32,889      $148,225     $126,603
 ------------------------------------------------------------------------------
o     Includes amounts retained by a broker-dealer  that is an affiliate or a parent of the distributor.
o     The Distributor  advances  concession payments to dealers for certain sales of
      Class A  shares  and for  sales of  Class B and  Class C  shares  from its own resources at the time of sale.

 ------------------------------------------------------------------------------
     Fiscal Year      Class A Contingent  Class B Contingent      Class C
                                                                Contingent
                                            Deferred Sales    Deferred Sales
                        Deferred Sales     Charges Retained  Charges Retained
                     Charges Retained by          by                by
     Ended 9/30:         Distributor         Distributor        Distributor
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
        2002                  $0               $109,114           $1,825
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
        2003               $11,400             $115,811           $7,800
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
        2004                $8,955             $101,212           $2,386
 ------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the
Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act)
of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares
72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees

|X|   Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares.
The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on
Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the
Distributor to reimburse itself for services under the plan, the Board has not yet done
so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended September 30, 2004 payments under the Class A Plan totaled $1,204,094, of which $5,362 was retained by the Distributor under the arrangement described above, and included $21,665 paid to an affiliate of the
Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years.
The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X|   Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after
Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.  Class B or Class C shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class
B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B and Class C shares,
o     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B and Class
   C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      During a calendar year, the Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor's books and may be recouped from asset-based sales charge payments from the Fund in future years.
However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to
(i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those categories of expenses exceed the capped amount, the Distributor bears the excess costs. If the Class B or Class C plan were to be terminated by the Fund, the Fund's
Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

 -------------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor for the Fiscal Year Ended 9/30/04
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class:            Total     Amount Retained   Distributor's    Distributor's
                                                 Aggregate       Unreimbursed
                                                Unreimbursed    Expenses as %
                 Payments                      Expenses Under   of Net Assets
                Under Plan    by Distributor        Plan           of Class
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class B Plan    $301,961        $235,017        $1,451,503         5.27%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class C Plan    $145,611        $45,045          $249,885          1.59%
 -------------------------------------------------------------------------------
   (1)      Includes $1,250 paid to an affiliate of the Distributor's parent company.
   (2)      Includes $4,006 paid to an affiliate of the Distributor's parent company.

   All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities
Dealers, Inc. on payments of asset-based sales charges and service fees.
Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this
Statement of Additional Information. Additionally, the Manager and/or the
Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the
         Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries as sales commissions (see "About Your
              Account" in the Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
              administrative or shareholder services, including retirement plan and
              529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the
         Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the
Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's prospectus and this Statement of Additional Information.
You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "tax-equivalent yield,"
"dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end.
You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the
Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
VI.   An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the
Fund's investments, the maturity of those investments, the types of investments the
Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o     Standardized Yield. The "standardized yield" (sometimes referred to just as
   "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = 2a-b +1)(6) -1]
                     [(
                       cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the
           30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o     Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12
   (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

     Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o     Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the
 Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent  yield may be used to compare the tax effects of income derived from the Fund with income from taxable  investments  at the tax rates  stated.  Your tax bracket is determined by your federal and state taxable  income (the net amount  subject to federal and state income tax after deductions and exemptions).

--------------------------------------------------------------------------------
            The Fund's Yields for the 30-Day Periods Ended 9/30/04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class of   Standardized   Dividend Yield    Tax-Equivalent     Tax-Equivalent
                                            Yield (40.01%      Yield (42.90%
                                               Combined      Combined Federal,
Shares                                     Federal/New York   State & City Tax
               Yield                         Tax Bracket)         Bracket)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Without After   Without After   Without  After
                                                             Without
                                                             Sales    After
          Sales   Sales   Sales   Sales   Sales    Sales      Charge  Sales
          Charge  Charge  Charge  Charge   Charge   Charge             Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A    5.71%   5.44%   5.59%   5.32%   9.52%     9.07%    10.00%    9.52%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B    4.92%    N/A    4.86%    N/A    8.20%      N/A     8.62%      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C    4.92%    N/A    4.87%    N/A    8.20%      N/A     8.62%      N/A
--------------------------------------------------------------------------------

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the
1.0% contingent deferred sales charge is deducted for returns for the one-year period.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years
   ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

      ERV      - 1  Average Annual Total
            l/n     Return
      ------
       P

o     Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

o     Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)" of
Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

  ERV - P   = Total Return
------------
     P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 9/30/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           Cumulative Total             Average Annual Total Returns

Class of
Shares         Returns
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                  1-Year          5-Years          10-Years
                                                                  (or life of
                                                                    class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After     Without  After   Without  After    Without After    Without
          Sales     Sales    Sales   Sales    Sales    Sales   Sales    Sales
           Charge    Charge  Charge   Charge   Charge  Charge   Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A   70.62%(1) 79.13%(1) 1.83%   6.91%    4.87%    5.90%   5.49%    6.00%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B   71.12%(2) 71.12%(2) 0.99%   5.99%    4.74%    5.07%   5.52%    5.52%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C   53.91%(3) 53.91%(3) 4.99%   5.99%    5.08%    5.08%  4.86%(1) 4.86%(1)
---------------------------------------------------------------------------------
1.          Inception of Class A:   8/16/84.
o     Inception of Class B:   3/1/93.
3.          Inception of Class C:   8/29/95.

---------------------------------------------------------------------------------
        Average Annual Total Returns for Class A Shares(1) (After Taxes)
                         For the Periods Ended 9/30/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                 1-Year           5-Years          10-Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions      1.83%            4.87%             5.48%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on                    3.12%            4.95%             5.49%
Distributions and
Redemption of Fund Shares
---------------------------------------------------------------------------------
|X|   Inception of Class A shares: 8/16/84.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories. Lipper also publishes "Lipper Leader" awards in various categories.

o     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is rated among the Municipal New York bond category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward
variations and rewarding consistent performance.   The top 10% of funds in each
category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and Publications.
From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and
Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or
Transfer Agent, and of the investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the
   United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan
(described below) can be established on a new account. Accounts established prior to
November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated
Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The
New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the
Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional
Information because the Distributor or dealer or broker incurs little or no selling expenses.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                Oppenheimer Main Street Opportunity Fund
Oppenheimer Core Bond Fund               Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund    Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund    Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund          Oppenheimer Pennsylvania Municipal Fund
                                         Oppenheimer   Principal   Protected  Main
Oppenheimer Champion Income Fund         Street Fund
                                         Oppenheimer   Principal   Protected  Main
Oppenheimer Convertible Securities Fund  Street Fund II
                                         Oppenheimer   Principal   Protected  Main
Oppenheimer Developing Markets Fund      Street Fund III
Oppenheimer Disciplined Allocation Fund  Oppenheimer Quest Balanced Fund
                                         Oppenheimer  Quest  Capital  Value  Fund,
Oppenheimer Discovery Fund               Inc.
                                         Oppenheimer  Quest   International  Value
Oppenheimer Dividend Growth Fund         Fund, Inc.
Oppenheimer Emerging Growth Fund         Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund              Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.            Oppenheimer Real Estate Fund
Oppenheimer Global Fund                  Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund    Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                  Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer High Yield Fund              Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund      Oppenheimer Total Return Bond Fund
Oppenheimer   International  Diversified
Fund                                     Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund    Oppenheimer Value Fund
Oppenheimer  International Small Company
Fund                                     Limited-Term New York Municipal Fund
Oppenheimer International Value Fund     Rochester Fund Municipals

Oppenheimer Limited Term California Fund Oppenheimer Portfolio Series:
                                             Active Allocation Fund
                                             Aggressive Investor Fund
                                             Conservative Investor Fund
Oppenheimer Limited-Term Government Fund     Moderate Investor Fund
And the following money market funds:

Oppenheimer Cash Reserves                Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.      Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust   Centennial Tax Exempt Trust
Centennial Government Trust

      There is an initial sales charge on the purchase of Class A shares of each of the
Oppenheimer funds described above except the money market. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class
A, Class B or Class C shares of the Fund or other Oppenheimer funds during a
13-month period. The total amount of your purchases of Class A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter. Class A shares of Oppenheimer Money
Market Fund and Oppenheimer Cash Reserves on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class C shares of the
Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or capital gains distributions of capital gains and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the
Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares.
However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the
Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the
Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the
Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a
Letter. If the intended purchase amount under a Letter entered into by an
OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the
Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the
Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent.
For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(1)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(2)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(3)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a
            Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as
$50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder
Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering
Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares
(for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the
Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and
Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of more than $100,000 for Class
B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      Class B or Class C shares may not be purchased by an investor directly from the
Distributor without the investor designating another registered broker-dealer.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to
Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of
Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee"
is assessed on each Fund account with a share balance valued under $500. The
Minimum Balance Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

   Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below
      $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
      Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain
      Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom
      Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

To access account documents electronically via eDocs Direct, please visit the
Service Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this Statement of
Additional Information mean "Eastern time." The Exchange's most recent annual announcement regarding holidays and days when the market may close early is available on the Exchange's website at www.nyse.com.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00
P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X|   Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

|X|   Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the
Manager from two active market makers in the security on the basis of reasonable inquiry.
|X|   The following securities are valued at the mean between the "bid" and "asked"
prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
|X|   The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
1.    money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
2.    debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.
   If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no
   "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved
(such as the tax-exempt status of the interest paid by municipal securities). The
Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager.
If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange or on Nasdaq(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq(R)on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the
Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
o     for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
o     for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
o     authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
o     specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
o     understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
o     acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
|X|   Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
|X|   Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the
Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal
Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company
Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per
Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The
Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00
P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day
(normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at
$5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an
Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior
30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of
Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class)
of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds
Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional Information.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent
shall incur any liability to the Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer
Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent.
The Fund may also give directions to the Transfer Agent to terminate a Plan. The
Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the
Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.        Centennial Money Market Trust
      Centennial California Tax Exempt     Centennial New York Tax Exempt
      Trust                                Trust
      Centennial Government Trust          Centennial Tax Exempt Trust

      The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund    Oppenheimer Money Market Fund, Inc.
   Oppenheimer AMT-Free Municipals         Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free New York           Oppenheimer Principal Protected Main
   Municipals                              Street Fund II
   Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal
                                           Fund
   Oppenheimer International Value Fund    Oppenheimer Rochester National
                                           Municipals
   Oppenheimer Limited Term California     Oppenheimer Senior Floating Rate Fund
   Municipal Fund
   Oppenheimer Limited Term Municipal      Rochester Fund Municipals
   Fund

      The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund   Oppenheimer International Small Company
                                          Fund
   Oppenheimer AMT-Free Municipals       Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York         Oppenheimer New Jersey Municipal Fund
   Municipals
   Oppenheimer Balanced Fund             Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer California Municipal Fund Oppenheimer Principal Protected Main
                                         Street Fund
   Oppenheimer Capital Income Fund       Oppenheimer Principal Protected Main
                                         Street Fund II
   Oppenheimer Cash Reserves             Oppenheimer Principal Protected Main
                                         Street Fund III
   Oppenheimer Champion Income Fund      Oppenheimer Quest Capital Value Fund, Inc.
   Oppenheimer Convertible Securities    Oppenheimer Quest International Value
   Fund                                  Fund, Inc.
   Oppenheimer Disciplined Allocation    Oppenheimer Rochester National Municipals
   Fund
   Oppenheimer Developing Markets Fund   Oppenheimer Senior Floating Rate Fund
   Oppenheimer Gold & Special Minerals   Oppenheimer Small Cap Value Fund
   Fund
   Oppenheimer International Growth      Oppenheimer Total Return Bond Fund
   Fund

|X|   Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
|X|   Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
|X|   Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other
      Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
|X|   Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
|X|   Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to
      Class X shares.
|X|   Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or
      Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
|X|   Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of
      Oppenheimer funds offered with a sales charge upon payment of the sales charge.
      They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
|X|   Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
|X|   Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of any of the Oppenheimer funds.  However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
|X|   Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.
      However, shareholders are not permitted to exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street
      Fund II until after the expiration of the warranty period (2/4/2011).
|X|   Shares of Oppenheimer Principal Protected Main Street Fund III may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.
      However, shareholders are not permitted to exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street
      Fund III until after the expiration of the warranty period (12/06/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time.
Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

|X|   When Class A shares of any Oppenheimer fund (other than Rochester National
Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

|X|   When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

|X|   If any Class A shares of another Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of
Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

|X|   When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market
Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class
A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

|X|   With respect to Class B shares (other than  Limited-Term Government Fund,
Limited Term Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer
Capital Preservation Fund and Oppenheimer Senior Floating Rate Fund), the Class B
contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged
Class B shares.

|X|   With respect to Class B shares of Limited-Term Government Fund, Limited Term
Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer Capital
Preservation Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class B shares.

|X|   With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

|X|   With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the
Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form
(the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange
Plans and Automatic Withdrawal Plans cannot be switched to an account in
Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment
Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in
"How to Buy Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares.
Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the
Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.
Unclaimed accounts may be subject to state escheatment laws, and the Fund and the
Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on
Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's distributions is briefly highlighted in the
Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of
Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal
Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      Qualification as a Regulated  Investment Company. The Fund has elected to be taxed as a regulated  investment  company under  Subchapter M of the Internal  Revenue Code of
1986,  as  amended.  As a  regulated  investment  company,  the Fund is not  subject  to federal  income  tax on the  portion  of its net  investment  income  (that is,  taxable interest,  dividends,  and other taxable ordinary  income,  net of expenses) and capital gain net income (that is, the excess of net long-term  capital gains over net short-term capital losses) that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the Internal
Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The
Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least
90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90%
of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90%
of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities)
and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.
Under that test, at the close of each quarter of the Fund's taxable year, at least 50%
of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

1.    Taxation of Fund Distributions. The Fund intends to qualify under the
     Internal Revenue Code during each fiscal year to pay "exempt-interest dividends"
     to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal Revenue Code, as amended.
     Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes.
This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S.
         government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax.
Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and New York City personal income taxes. That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities.
Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New
York State and New York City personal income taxes as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions
(including short-term and long-term) and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.
However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the
Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership)
primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue
Service with respect to the particular tax consequences to them of an investment in the
Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than
Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor,
Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP served as the Independent
Registered Public Accounting Firm for the Fund.  KPMG LLP audits the Fund's financial statements and performs other related audit services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by
KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer AMT-Free New York Municipals, including the statement of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer AMT-Free New York Municipals as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S.
generally accepted accounting principles.

KPMG LLP

Denver, Colorado
October 21, 2004

STATEMENT OF INVESTMENTS  September 30, 2004
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                    COUPON         MATURITY         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--102.4%
--------------------------------------------------------------------------------------------------------------------------
NEW YORK--93.3%
$ 14,500,000   Albany IDA (Charitable Leadership)                                5.750%      07/01/2026      $  14,864,095
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   Albany IDA (Charitable Leadership)                                6.000       07/01/2019          1,077,360
--------------------------------------------------------------------------------------------------------------------------
   1,140,000   Albany IDA (Sage Colleges)                                        5.250       04/01/2019          1,172,536
--------------------------------------------------------------------------------------------------------------------------
     500,000   Albany IDA (Sage Colleges)                                        5.300       04/01/2029            502,045
--------------------------------------------------------------------------------------------------------------------------
      30,000   Albany Parking Authority                                          5.625       07/15/2025             31,681
--------------------------------------------------------------------------------------------------------------------------
      30,000   Allegany County IDA (Houghton College)                            5.250       01/15/2024             30,629
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   Amherst IDA (Daemen College)                                      6.000       10/01/2021          1,057,300
--------------------------------------------------------------------------------------------------------------------------
   5,895,000   Brookhaven IDA (Alternatives for Children)                        7.550       02/01/2033          6,103,211
--------------------------------------------------------------------------------------------------------------------------
   9,235,000   Brookhaven IDA (Dowling College)                                  6.750       11/01/2032          9,182,453
--------------------------------------------------------------------------------------------------------------------------
     350,000   Broome County IDA (University Plaza)                              5.200       08/01/2030            353,465
--------------------------------------------------------------------------------------------------------------------------
     250,000   Broome County IDA (University Plaza)                              5.200       08/01/2036            251,783
--------------------------------------------------------------------------------------------------------------------------
     750,000   Buffalo Municipal Water Finance Authority, Series B               5.000       07/01/2027            769,080
--------------------------------------------------------------------------------------------------------------------------
      30,000   East Rochester Hsg. Authority (St. John's Meadows)                5.750       08/01/2037             32,744
--------------------------------------------------------------------------------------------------------------------------
   1,095,000   Erie County IDA (DePaul Properties)                               5.750       09/01/2028            843,906
--------------------------------------------------------------------------------------------------------------------------
     200,000   Erie County IDA (DePaul Properties)                               6.500       09/01/2018            185,570
--------------------------------------------------------------------------------------------------------------------------
   5,600,000   Erie County IDA (Medaille College)                                7.625       04/01/2035          5,670,224
--------------------------------------------------------------------------------------------------------------------------
   9,050,000   Erie County IDA (The Episcopal Church Home)                       5.875       02/01/2018          9,265,209
--------------------------------------------------------------------------------------------------------------------------
   9,875,000   Erie County IDA (The Episcopal Church Home)                       6.000       02/01/2028         10,015,126
--------------------------------------------------------------------------------------------------------------------------
     150,000   Erie County Tobacco Asset Securitization Corp.                    6.125       07/15/2030            144,899
--------------------------------------------------------------------------------------------------------------------------
   6,100,000   Erie County Tobacco Asset Securitization Corp.                    6.250       07/15/2040          5,908,948
--------------------------------------------------------------------------------------------------------------------------
   5,500,000   Erie County Tobacco Asset Securitization Corp.                    6.500       07/15/2032          5,530,745
--------------------------------------------------------------------------------------------------------------------------
   3,750,000   Geneva IDA (Hobart & William Smith Colleges)                      5.375       02/01/2033          3,937,163
--------------------------------------------------------------------------------------------------------------------------
   5,500,000   Hempstead IDA
               (Working Organization for Retarded Children)                      6.900       08/01/2033          5,526,345
--------------------------------------------------------------------------------------------------------------------------
   1,790,000   Herkimer County IDA
               (Herkimer County College Foundation)                              6.250       08/01/2034          1,869,172
--------------------------------------------------------------------------------------------------------------------------
   5,750,000   L.I. Power Authority RITES 1                                     14.177 2     09/01/2033          6,188,380
--------------------------------------------------------------------------------------------------------------------------
   4,395,000   L.I. Power Authority, Series A                                    5.125       09/01/2029          4,487,163
--------------------------------------------------------------------------------------------------------------------------
      30,000   L.I. Power Authority, Series A                                    5.250       12/01/2026             30,749
--------------------------------------------------------------------------------------------------------------------------
      25,000   L.I. Power Authority, Series A                                    5.300       12/01/2019             27,385
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   Lyons Community Health Initiatives Corp.                          5.550       09/01/2024          1,032,730
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   Monroe County IDA (Cloverwood Senior Living)                      6.875       05/01/2033            920,380
--------------------------------------------------------------------------------------------------------------------------
   1,965,000   Monroe County IDA (DePaul Community Facilities)                   5.875       02/01/2028          1,623,208
--------------------------------------------------------------------------------------------------------------------------
      40,000   Monroe County IDA (Rochester Institute of Technology)             5.250       04/01/2019             40,033
--------------------------------------------------------------------------------------------------------------------------
     525,000   Monroe County IDA (Rochester Institute of Technology)             5.375       04/01/2029            513,807
--------------------------------------------------------------------------------------------------------------------------
     460,000   Monroe County Tobacco Asset Securitization Corp.                  6.375       06/01/2035            458,717
--------------------------------------------------------------------------------------------------------------------------
   4,000,000   Monroe Newpower Corp.                                             5.500       01/01/2034          4,116,520
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   Monroe Newpower Corp.                                             5.625       01/01/2026          1,043,050
--------------------------------------------------------------------------------------------------------------------------
  18,000,000   MTA Service Contract, Series A                                    5.125       01/01/2029         18,414,540

                  17 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                    COUPON         MATURITY         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    640,000   Nassau County IDA (ALIA-ACDS)                                     6.125%      09/01/2018      $     649,965
--------------------------------------------------------------------------------------------------------------------------
   2,135,000   Nassau County IDA (ALIA-AP)                                       7.000       09/01/2028          2,164,847
--------------------------------------------------------------------------------------------------------------------------
     895,000   Nassau County IDA (ALIA-CMA)                                      6.125       09/01/2018            908,935
--------------------------------------------------------------------------------------------------------------------------
     990,000   Nassau County IDA (ALIA-CSMR)                                     6.125       09/01/2018          1,005,414
--------------------------------------------------------------------------------------------------------------------------
     670,000   Nassau County IDA (ALIA-EFLI)                                     6.125       09/01/2018            680,432
--------------------------------------------------------------------------------------------------------------------------
     510,000   Nassau County IDA (ALIA-HAII)                                     6.125       09/01/2018            517,941
--------------------------------------------------------------------------------------------------------------------------
     595,000   Nassau County IDA (ALIA-NCMRS)                                    6.125       09/01/2018            604,264
--------------------------------------------------------------------------------------------------------------------------
   2,775,000   Nassau County IDA (Hispanic Counseling Center)                    7.625       06/01/2033          2,791,844
--------------------------------------------------------------------------------------------------------------------------
      35,000   Newport Highlands HDC                                             6.100       08/01/2024             35,115
--------------------------------------------------------------------------------------------------------------------------
   2,500,000   Niagara County IDA (American Ref-Fuel Company)                    5.550       11/15/2024          2,671,575
--------------------------------------------------------------------------------------------------------------------------
     500,000   Niagara County Tobacco Asset Securitization Corp.                 6.250       05/15/2034            490,375
--------------------------------------------------------------------------------------------------------------------------
     285,000   Niagara County Tobacco Asset Securitization Corp.                 6.250       05/15/2040            276,094
--------------------------------------------------------------------------------------------------------------------------
   7,645,000   Niagara Falls City School District COP                            5.375       06/15/2028          8,029,008
--------------------------------------------------------------------------------------------------------------------------
   3,665,000   NY Counties Tobacco Trust I (TASC)                                6.500       06/01/2035          3,685,194
--------------------------------------------------------------------------------------------------------------------------
  14,550,000   NY Counties Tobacco Trust II (TASC)                               5.625       06/01/2035         12,979,619
--------------------------------------------------------------------------------------------------------------------------
      20,000   NY Counties Tobacco Trust II (TASC)                               5.750       06/01/2043             17,745
--------------------------------------------------------------------------------------------------------------------------
   1,800,000   NY Counties Tobacco Trust III                                     6.000       06/01/2043          1,710,684
--------------------------------------------------------------------------------------------------------------------------
      35,000   NYC GO                                                            5.000       08/01/2022             35,812
--------------------------------------------------------------------------------------------------------------------------
   1,270,000   NYC GO                                                            5.250       03/15/2032          1,307,287
--------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC GO                                                            5.375       12/01/2026          2,616,250
--------------------------------------------------------------------------------------------------------------------------
   1,300,000   NYC GO                                                            5.500       06/01/2022          1,415,258
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC GO                                                            5.875       08/01/2019          1,118,230
--------------------------------------------------------------------------------------------------------------------------
   7,775,000   NYC GO                                                            6.125       08/01/2025          8,509,738
--------------------------------------------------------------------------------------------------------------------------
     160,000   NYC GO                                                            6.125       08/01/2025            179,654
--------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                                            7.500       02/01/2019              5,021
--------------------------------------------------------------------------------------------------------------------------
   1,562,261   NYC HDC (Keith Plaza)                                             6.500       02/15/2018          1,643,733
--------------------------------------------------------------------------------------------------------------------------
   2,372,646   NYC HDC (Seaview Towers)                                          6.500       01/15/2018          2,496,380
--------------------------------------------------------------------------------------------------------------------------
     100,000   NYC Health & Hospital Corp.                                       5.375       02/15/2026            102,246
--------------------------------------------------------------------------------------------------------------------------
   1,945,000   NYC Health & Hospital Corp.                                       5.450       02/15/2026          1,997,593
--------------------------------------------------------------------------------------------------------------------------
   1,445,000   NYC IDA (American Council of Learned Societies)                   5.250       07/01/2027          1,500,127
--------------------------------------------------------------------------------------------------------------------------
   2,760,000   NYC IDA (Beth Abraham Health Services)                            6.500       02/15/2022          2,865,046
--------------------------------------------------------------------------------------------------------------------------
     500,000   NYC IDA (Beth Abraham Health Services)                            6.500       11/15/2027            512,765
--------------------------------------------------------------------------------------------------------------------------
   2,100,000   NYC IDA (Beth Abraham Health Services)                            6.500       11/15/2034          2,154,327
--------------------------------------------------------------------------------------------------------------------------
   6,000,000   NYC IDA (Calhoun School)                                          6.625       12/01/2034          5,972,100
--------------------------------------------------------------------------------------------------------------------------
   3,965,000   NYC IDA
               (Community Resource Developmentally Disabled)                     7.500       08/01/2026          4,035,181
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC IDA (Eger Harbor House)                                       5.875       05/20/2044          1,103,180
--------------------------------------------------------------------------------------------------------------------------
  12,000,000   NYC IDA (Legal Aid Society)                                       8.600       11/01/2033          6,000,480
--------------------------------------------------------------------------------------------------------------------------
   3,700,000   NYC IDA (Lycee Francais De New York)                              5.375       06/01/2023          3,784,397
--------------------------------------------------------------------------------------------------------------------------
   4,000,000   NYC IDA (Lycee Francais De New York)                              6.800       06/01/2028          4,149,560

                  18 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                    COUPON         MATURITY         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  2,100,000   NYC IDA (Polytechnic University)                                  6.000%      11/01/2020      $   1,947,687
--------------------------------------------------------------------------------------------------------------------------
   4,080,000   NYC IDA (Polytechnic University)                                  6.125       11/01/2030          3,724,673
--------------------------------------------------------------------------------------------------------------------------
   1,380,000   NYC IDA (PSCH)                                                    6.375       07/01/2033          1,455,141
--------------------------------------------------------------------------------------------------------------------------
   1,490,000   NYC IDA (Staten Island University Hospital)                       6.450       07/01/2032          1,412,684
--------------------------------------------------------------------------------------------------------------------------
   6,020,000   NYC IDA (The Child School)                                        7.550       06/01/2033          6,133,417
--------------------------------------------------------------------------------------------------------------------------
  15,785,000   NYC IDA (Touro College)                                           6.350       06/01/2029         15,185,170
--------------------------------------------------------------------------------------------------------------------------
   5,600,000   NYC IDA (Urban Resource Institute)                                7.375       11/01/2033          5,546,520
--------------------------------------------------------------------------------------------------------------------------
   5,600,000   NYC IDA (Vocational Instruction)                                  7.750       02/01/2033          5,825,008
--------------------------------------------------------------------------------------------------------------------------
   4,245,000   NYC IDA (YMCA of Greater NY)                                      5.250       08/01/2021          4,393,702
--------------------------------------------------------------------------------------------------------------------------
   3,000,000   NYC Municipal Water Finance Authority                             5.000       06/15/2032          3,039,870
--------------------------------------------------------------------------------------------------------------------------
      75,000   NYC Municipal Water Finance Authority                             5.125       06/15/2030             76,234
--------------------------------------------------------------------------------------------------------------------------
     155,000   NYC Municipal Water Finance Authority                             5.250       06/15/2029            161,203
--------------------------------------------------------------------------------------------------------------------------
   8,000,000   NYC Municipal Water Finance Authority                             5.500       06/15/2033          8,562,880
--------------------------------------------------------------------------------------------------------------------------
      20,000   NYS DA (Dept. of Health)                                          5.500       07/01/2025             21,333
--------------------------------------------------------------------------------------------------------------------------
   5,750,000   NYS DA (Ithaca College)                                           5.250       07/01/2026          6,012,200
--------------------------------------------------------------------------------------------------------------------------
     220,000   NYS DA (Judicial Facilities Lease)                                7.375       07/01/2016            271,869
--------------------------------------------------------------------------------------------------------------------------
   1,620,000   NYS DA (Lenox Hill Hospital Obligated Group)                      5.500       07/01/2030          1,671,921
--------------------------------------------------------------------------------------------------------------------------
       5,000   NYS DA (Mental Health)                                            5.375       02/15/2026              5,254
--------------------------------------------------------------------------------------------------------------------------
     525,000   NYS DA (Montefiore Medical Center)                                5.450       08/01/2029            550,683
--------------------------------------------------------------------------------------------------------------------------
   9,250,000   NYS DA
               (MSH/NYU Hospital Center/HJDOI Obligated Group)                   6.500       07/01/2025          9,405,215
--------------------------------------------------------------------------------------------------------------------------
  10,000,000   NYS DA (Mt. Sinai/NYU Health)                                     6.000       07/01/2026         10,036,100
--------------------------------------------------------------------------------------------------------------------------
   9,330,000   NYS DA (Mt. Sinai/NYU Health)                                     6.250       07/01/2022          9,378,703
--------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS DA (School District Financing)                                5.750       10/01/2030          5,604,350
--------------------------------------------------------------------------------------------------------------------------
   4,000,000   NYS DA (SS Joachim & Anne Residence)                              5.250       07/01/2027          4,094,280
--------------------------------------------------------------------------------------------------------------------------
      40,000   NYS DA (St. Joseph's Hospital Health Center)                      5.250       07/01/2018             42,044
--------------------------------------------------------------------------------------------------------------------------
      65,000   NYS DA (St. Vincent's Hospital & Medical Center)                  7.375       08/01/2011             65,285
--------------------------------------------------------------------------------------------------------------------------
  13,090,000   NYS DA (State University Educational Facilities)                  5.250       05/15/2015         14,649,674
--------------------------------------------------------------------------------------------------------------------------
   2,510,000   NYS DA (State University Educational Facilities)                  5.250       05/15/2021          2,798,976
--------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS DA (Upstate Community College)                                5.000       07/01/2028          5,107,350
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (Winthrop University Hospital)                             5.500       07/01/2023          1,042,210
--------------------------------------------------------------------------------------------------------------------------
      85,000   NYS EFC (NYS Water Services)                                      6.600       09/15/2012             85,343
--------------------------------------------------------------------------------------------------------------------------
      20,000   NYS EFC (NYS Water Services)                                      7.200       03/15/2011             20,091
--------------------------------------------------------------------------------------------------------------------------
   5,395,000   NYS HFA RITES 1                                                  10.291 2     11/01/2015          5,805,721
--------------------------------------------------------------------------------------------------------------------------
      45,000   NYS Medcare (Hospital & Nursing Home)                             5.400       08/15/2033             45,310
--------------------------------------------------------------------------------------------------------------------------
   2,800,000   NYS Medcare (Long Term Health Care)                               6.400       11/01/2014          2,810,360
--------------------------------------------------------------------------------------------------------------------------
      80,000   NYS Medcare (St. Luke's Hospital)                                 5.625       08/15/2018             82,656
--------------------------------------------------------------------------------------------------------------------------
   3,000,000   NYS UDC (Personal Income Tax)                                     5.125       03/15/2027          3,089,820
--------------------------------------------------------------------------------------------------------------------------
   1,750,000   NYS UDC RITES 1                                                  14.215 2     03/15/2025          1,976,415

                  19 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                    COUPON         MATURITY         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    250,000   Oneida County IDA
               (Mohawk Valley Handicapped Services)                              5.300%      03/15/2019      $     257,985
--------------------------------------------------------------------------------------------------------------------------
      55,000   Onondaga County IDA (Salina Free Library)                         5.500       12/01/2022             58,270
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   Orange County IDA (Glen Arden)                                    5.625       01/01/2018            889,660
--------------------------------------------------------------------------------------------------------------------------
     275,000   Orange County IDA (Glen Arden)                                    5.700       01/01/2028            225,277
--------------------------------------------------------------------------------------------------------------------------
   1,500,000   Otsego County IDA (Hartwick College)                              5.900       07/01/2022          1,369,770
--------------------------------------------------------------------------------------------------------------------------
   8,880,000   Port Authority NY/NJ (Delta Air Lines)                            6.950       06/01/2008          8,711,546
--------------------------------------------------------------------------------------------------------------------------
   2,475,000   Rensselaer County Tobacco Asset Securitization Corp.              5.625       06/01/2035          2,207,873
--------------------------------------------------------------------------------------------------------------------------
   2,000,000   Rensselaer County Tobacco Asset Securitization Corp.              5.750       06/01/2043          1,774,460
--------------------------------------------------------------------------------------------------------------------------
   1,060,000   Rockland County Tobacco Asset Securitization Corp.                5.625       08/15/2035            945,361
--------------------------------------------------------------------------------------------------------------------------
   3,150,000   Rockland County Tobacco Asset Securitization Corp.                5.750       08/15/2043          2,794,397
--------------------------------------------------------------------------------------------------------------------------
   2,500,000   Saratoga County IDA (Saratoga Hospital)                           5.125       12/01/2033          2,562,325
--------------------------------------------------------------------------------------------------------------------------
   9,515,000   SONYMA, Series 29 RITES 1                                         8.968 2     10/01/2024          9,653,824
--------------------------------------------------------------------------------------------------------------------------
     250,000   SONYMA, Series 83                                                 5.550       10/01/2027            259,105
--------------------------------------------------------------------------------------------------------------------------
   4,000,000   Suffolk County IDA (ALIA-IGHL)                                    7.250       12/01/2033          4,101,360
--------------------------------------------------------------------------------------------------------------------------
     150,000   Suffolk County IDA (Dowling College)                              6.625       06/01/2024            148,842
--------------------------------------------------------------------------------------------------------------------------
   1,500,000   Suffolk County IDA (Jefferson's Ferry)                            7.200       11/01/2019          1,564,800
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   Suffolk County IDA (L.I. Network Community Services)              7.550       02/01/2034          1,010,270
--------------------------------------------------------------------------------------------------------------------------
     100,000   Syracuse IDA (Crouse Irving Companies)                            5.250       01/01/2017            104,107
--------------------------------------------------------------------------------------------------------------------------
      25,000   Triborough Bridge & Tunnel Authority                              5.000       01/01/2020             26,390
--------------------------------------------------------------------------------------------------------------------------
   3,585,000   Triborough Bridge & Tunnel Authority RITES 1                     14.115 2     11/15/2032          3,838,101
--------------------------------------------------------------------------------------------------------------------------
   2,560,000   Triborough Bridge & Tunnel Authority RITES 1                     14.126 2     11/15/2027          2,796,237
--------------------------------------------------------------------------------------------------------------------------
  10,000,000   Triborough Bridge & Tunnel Authority RITES 1                     14.126 2     11/15/2032         10,706,000
--------------------------------------------------------------------------------------------------------------------------
   4,550,000   Triborough Bridge & Tunnel Authority RITES 1                     14.615 2     11/15/2029          5,109,832
--------------------------------------------------------------------------------------------------------------------------
   2,500,000   Triborough Bridge & Tunnel Authority RITES 1                     15.215 2     11/15/2023          3,212,450
--------------------------------------------------------------------------------------------------------------------------
  94,960,000   TSASC, Inc. (TFABs)                                               5.750       07/15/2032         90,466,493
--------------------------------------------------------------------------------------------------------------------------
   1,205,000   TSASC, Inc. (TFABs)                                               6.250       07/15/2027          1,219,123
--------------------------------------------------------------------------------------------------------------------------
  19,345,000   TSASC, Inc. (TFABs)                                               6.250       07/15/2034         19,524,715
--------------------------------------------------------------------------------------------------------------------------
     800,000   TSASC, Inc. (TFABs)                                               6.375       07/15/2039            812,256
--------------------------------------------------------------------------------------------------------------------------
   1,700,000   Ulster County IDA (Benedictine Hospital)                          6.450       06/01/2024          1,665,524
--------------------------------------------------------------------------------------------------------------------------
   3,000,000   Utica IDA (Utica College Civic Facility)                          5.750       08/01/2028          2,986,230
--------------------------------------------------------------------------------------------------------------------------
   1,250,000   Utica IDA (Utica College Civic Facility)                          6.750       12/01/2021          1,295,188
--------------------------------------------------------------------------------------------------------------------------
     175,000   Westchester County Healthcare Corp.                               6.000       11/01/2030            173,056
--------------------------------------------------------------------------------------------------------------------------
     250,000   Westchester County IDA (Guiding Eyes for the Blind)               5.375       08/01/2024            256,145
--------------------------------------------------------------------------------------------------------------------------
     500,000   Westchester County IDA (Kendal on Hudson)                         6.500       01/01/2034            508,835
--------------------------------------------------------------------------------------------------------------------------
   1,930,000   Westchester County IDA (Rippowam-Cisqua School)                   5.750       06/01/2029          1,957,001
--------------------------------------------------------------------------------------------------------------------------
     320,000   Westchester County IDA (Schnurmacher Center)                      6.500       11/01/2013            332,538
--------------------------------------------------------------------------------------------------------------------------
     600,000   Westchester County IDA (Schnurmacher Center)                      6.500       11/01/2033            626,568
--------------------------------------------------------------------------------------------------------------------------
      55,000   Yonkers IDA (Community Devel. Properties)                         6.625       02/01/2026             59,165
                                                                                                             -------------
                                                                                                               544,294,198

                  20 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

   PRINCIPAL                                                                                                        VALUE
      AMOUNT                                                                   COUPON         MATURITY         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--9.1%
$  8,375,000   Guam GO, Series A                                                5.400%      11/15/2018      $   8,236,478
--------------------------------------------------------------------------------------------------------------------------
   1,085,000   Guam GO, Series A                                                6.000       09/01/2006          1,085,163
--------------------------------------------------------------------------------------------------------------------------
   5,250,000   Guam Power Authority, Series A                                   5.125       10/01/2029          5,417,580
--------------------------------------------------------------------------------------------------------------------------
  10,000,000   Guam Power Authority, Series A                                   5.250       10/01/2034         10,476,900
--------------------------------------------------------------------------------------------------------------------------
   5,275,000   Puerto Rico Children's Trust Fund (TASC)                         5.625       05/15/2043          4,634,457
--------------------------------------------------------------------------------------------------------------------------
   3,720,000   Puerto Rico Highway & Transportation Authority, Series D         5.250       07/01/2038          3,827,024
--------------------------------------------------------------------------------------------------------------------------
   6,000,000   Puerto Rico Highway & Transportation Authority, Series G         5.000       07/01/2042          6,016,440
--------------------------------------------------------------------------------------------------------------------------
   4,305,000   Puerto Rico ITEMECF
               (Polytechnic University of Puerto Rico)                          5.000       08/01/2022          4,307,454
--------------------------------------------------------------------------------------------------------------------------
   2,950,000   Puerto Rico Public Finance Corp., Series E                       5.500       08/01/2029          3,345,418
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   Puerto Rico Public Finance Corp., Series E                       5.500       08/01/2029          1,054,800
--------------------------------------------------------------------------------------------------------------------------
   1,000,000   University of V.I. , Series A                                    5.375       06/01/2034          1,027,050
--------------------------------------------------------------------------------------------------------------------------
   1,700,000   V.I. Public Finance Authority (Gross Receipts Taxes Loan)        5.000       10/01/2031          1,701,989
--------------------------------------------------------------------------------------------------------------------------
   1,485,000   V.I. Public Finance Authority, Series A                          5.500       10/01/2022          1,528,986
--------------------------------------------------------------------------------------------------------------------------
     250,000   V.I. Water & Power Authority                                     5.300       07/01/2018            255,699
                                                                                                            --------------
                                                                                                               52,915,438

--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $583,627,033)--102.4%                                                       597,209,636
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(2.4)                                                                  (14,098,302)
                                                                                                            --------------
NET ASSETS--100.0%                                                                                          $ 583,111,334
                                                                                                            ==============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Illiquid security. See Note 5 of Notes to Financial Statements.

2. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of Notes to Financial Statements.

                  21 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF RATINGS  September 30, 2004 / Unaudited
--------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY RATING CATEGORY, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

RATINGS                                                                 PERCENT
--------------------------------------------------------------------------------
AAA                                                                        12.5%
AA                                                                         14.6
A                                                                           8.5
BBB                                                                        39.8
BB                                                                          8.8
B                                                                           1.6
CCC                                                                         1.5
Not Rated                                                                  12.7
                                                                       ---------
Total                                                                     100.0%
                                                                       =========

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated"
category.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS       Association for Children with Down
           Syndrome
ALIA       Alliance of Long Island Agencies
AP         Advantage Planning, Inc.
CMA        Community Mainstreaming Associates,
           Inc.
COP        Certificates of Participation
CSMR       Community Services for the Mentally
           Retarded
DA         Dormitory Authority
EFC        Environmental Facilities Corp.
EFLI       Epilepsy Foundation of L.I., Inc.
GO         General Obligation
HAII       Homes Anew II, Inc.
HDC        Housing Development Corp.
HFA        Housing Finance Agency/Authority
HJDOI      Hospital for Joint Diseases Orthopedic
           Institute
IDA        Industrial Development Agency
IGHL       Independent Group Home for Living
ITEMECF    Industrial, Tourist, Educational, Medical
           and Environmental Community Facilities
L.I.       Long Island
MSH/NYU    Mount Sinai Hospital/New York
           University
MTA        Metropolitan Transportation Authority
NCMRS      Nassau Community Mental Retardation
           Services Co.
NY/NJ      New York/New Jersey
NYC        New York City
NYS        New York State
NYU        New York University
RITES      Residual Interest Tax Exempt Security
SONYMA     State of New York Mortgage Agency
TASC       Tobacco Settlement Asset-Backed Bonds
TFABs      Tobacco Flexible Amortization Bonds
UDC        Urban Development Corp.
V.I.       United States Virgin Islands
YMCA       Young Men's Christian Association

                  22 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                        MARKET VALUE       PERCENT
---------------------------------------------------------------------------
Tobacco Settlements                           $  155,582,155          26.1%
Higher Education                                  88,629,906          14.8
Not-for-Profit Organization                       71,977,693          12.1
Highways/Railways                                 53,947,014           9.0
Hospital/Health Care                              44,465,324           7.4
Electric Utilities                                32,043,426           5.4
Adult Living Facilities                           31,574,109           5.3
Education                                         27,600,825           4.6
General Obligation                                24,567,161           4.1
Water Utilities                                   12,714,701           2.1
Multifamily Housing                               11,722,121           2.0
Single Family Housing                              9,912,929           1.7
Airlines                                           8,711,546           1.5
Municipal Leases                                   8,360,042           1.4
Sales Tax Revenue                                  7,631,193           1.3
Special Tax                                        5,066,235           0.8
Resource Recovery                                  2,671,575           0.4
Parking Fee Revenue                                   31,681            --
                                              -----------------------------
Total                                         $  597,209,636         100.0%
                                              =============================

As of September 30, 2004, none of the securities were subject to alternative minimum tax.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  23 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2004
--------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (cost $583,627,033)--see accompanying statement of investments    $ 597,209,636
------------------------------------------------------------------------------------------------------
Cash                                                                                          623,821
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                   10,361,681
Shares of beneficial interest sold                                                            715,764
Other                                                                                          15,927
                                                                                        --------------
Total assets                                                                              608,926,829

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Notes payable to bank (interest rate 2.6800% at September 30, 2004)                        23,000,000
Shares of beneficial interest redeemed                                                      1,493,608
Dividends                                                                                     689,814
Distribution and service plan fees                                                            327,194
Trustees' compensation                                                                        126,282
Interest expense                                                                               46,382
Shareholder communications                                                                     36,434
Transfer and shareholder servicing agent fees                                                  28,654
Other                                                                                          67,127
                                                                                        --------------
Total liabilities                                                                          25,815,495

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $ 583,111,334
                                                                                        ==============

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                              $      46,853
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                572,031,358
------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                           2,446,369
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                               (4,995,849)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                 13,582,603
                                                                                        --------------
NET ASSETS                                                                              $ 583,111,334
                                                                                        ==============

                  24 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

-----------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $539,833,671
and 43,376,599 shares of beneficial interest outstanding)                               $       12.45
Maximum offering price per share (net asset value plus sales charge of 4.75% of
offering price)                                                                         $       13.07
-----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,554,559 and
2,213,251 shares of beneficial interest outstanding)                                    $       12.45
-----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,723,104 and
1,263,132 shares of beneficial interest outstanding)                                    $       12.45

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  25 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Interest                                                                                $  39,052,719

------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------
Management fees                                                                             3,118,498
------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                     1,204,094
Class B                                                                                       301,961
Class C                                                                                       145,611
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                       311,497
Class B                                                                                        18,813
Class C                                                                                         9,740
------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                           606
Class B                                                                                           413
Class C                                                                                            10
------------------------------------------------------------------------------------------------------
Interest expense                                                                              396,296
------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                    33,303
------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                         27,656
------------------------------------------------------------------------------------------------------
Other                                                                                          63,603
                                                                                        --------------
Total expenses                                                                              5,632,101
Less reduction to custodian expenses                                                             (756)
Less payments and waivers of expenses                                                        (156,446)
                                                                                        --------------
Net expenses                                                                                5,474,899

------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      33,577,820

------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                              451,186
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                        3,740,499

------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $  37,769,505
                                                                                        ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  26 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                   2004                  2003
------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------
Net investment income                                             $  33,577,820         $  31,920,176
------------------------------------------------------------------------------------------------------
Net realized gain                                                       451,186             3,976,493
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                 3,740,499           (24,736,955)
                                                                  ------------------------------------
Net increase in net assets resulting from operations                 37,769,505            11,159,714

------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------
Dividends from net investment
income:
Class A                                                             (29,863,870)          (29,702,221)
Class B                                                              (1,440,068)           (1,724,048)
Class C                                                                (697,461)             (566,285)

------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                 937,726            16,406,594
Class B                                                              (5,643,739)           (6,602,592)
Class C                                                               2,556,172             2,897,386

------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------
Total increase (decrease)                                             3,618,265            (8,131,452)
------------------------------------------------------------------------------------------------------
Beginning of period                                                 579,493,069           587,624,521
                                                                  ------------------------------------
End of period (including accumulated net investment income
of $2,446,369 and $869,948, respectively)                         $ 583,111,334         $ 579,493,069
                                                                  ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  27 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED SEPTEMBER 30,                      2004           2003            2002            2001           2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   12.31     $    12.75      $    12.67     $     12.15     $    12.24
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .72            .71             .68             .67            .64
Net realized and unrealized gain (loss)                    .11           (.44)            .06             .50           (.09)
                                                     -------------------------------------------------------------------------
Total from investment operations                           .83            .27             .74            1.17            .55
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.69)          (.71)           (.66)           (.65)          (.64)
Distributions from net realized gain                        --             --              --              --             -- 1
                                                     -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.69)          (.71)           (.66)           (.65)          (.64)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   12.45     $    12.31      $    12.75     $     12.67     $    12.15
                                                     =========================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        6.91%          2.07%           6.11%           9.77%          4.78%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 539,834     $  533,563      $  536,126     $   530,464     $  509,288
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 536,613     $  531,977      $  525,519     $   526,333     $  529,839
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     5.84%          5.57%           5.44%           5.30%          5.45%
Total expenses                                            0.91%          0.93%           0.89%           0.84%          0.89%
Expenses after payments and waivers
and reduction to custodian expenses                       0.88%           N/A 4,5         N/A 4           N/A 4          N/A 4
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      6%            63%             73%             10%            26%

1. Less than $0.005 per share.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distribu- tions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  28 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

CLASS B     YEAR ENDED SEPTEMBER 30,                      2004           2003            2002            2001           2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   12.32     $    12.75      $    12.68     $     12.16     $    12.25
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .62            .60             .58             .56            .53
Net realized and unrealized gain (loss)                    .10           (.42)            .06             .51           (.07)
                                                     -------------------------------------------------------------------------
Total from investment operations                           .72            .18             .64            1.07            .46
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.59)          (.61)           (.57)           (.55)          (.55)
Distributions from net realized gain                        --             --              --              --             -- 1
                                                     -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.59)          (.61)           (.57)           (.55)          (.55)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   12.45     $    12.32      $    12.75     $     12.68     $    12.16
                                                     =========================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        5.99%          1.36%           5.22%           8.94%          3.98%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $  27,555     $   32,851      $   40,896     $    46,422     $   49,671
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  30,212     $   36,000      $   42,021     $    48,115     $   60,299
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     5.05%          4.77%           4.67%           4.53%          4.68%
Total expenses                                            1.69%          1.71%           1.66%           1.61%          1.67%
Expenses after payments and waivers
and reduction to custodian expenses                       1.66%           N/A 4,5         N/A 4           N/A 4          N/A 4
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      6%            63%             73%             10%            26%

1. Less than $0.005 per share.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distribu- tions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  29 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED SEPTEMBER 30,                      2004           2003            2002            2001           2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   12.32     $    12.75      $    12.68     $     12.15      $   12.24
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .62            .60             .57             .56            .56
Net realized and unrealized gain (loss)                    .10           (.42)            .07             .52           (.10)
                                                     -------------------------------------------------------------------------
Total from investment operations                           .72            .18             .64            1.08            .46
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.59)          (.61)           (.57)           (.55)          (.55)
Distributions from net realized gain                        --             --              --              --             -- 1
                                                     -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.59)          (.61)           (.57)           (.55)          (.55)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   12.45     $    12.32      $    12.75     $     12.68      $   12.15
                                                     =========================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        5.99%          1.35%           5.22%           9.03%          3.97%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $  15,723     $   13,080      $   10,603     $     8,251      $   5,954
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  14,598     $   11,852      $    9,183     $     6,979      $   6,121
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                     5.04%          4.78%           4.66%           4.51%          4.68%
Total expenses                                            1.69%          1.72%           1.66%           1.61%          1.66%
Expenses after payments and waivers
and reduction to custodian expenses                       1.66%           N/A 4,5         N/A 4           N/A 4          N/A 4
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      6%            63%             73%             10%            26%

1. Less than $0.005 per share.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distribu- tions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  30 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer AMT-Free New York Municipals (the Fund), is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with the preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans.
Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

                  31 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund will invest no more than 20% of its total assets in inverse floaters.
Inverse floaters amount to $49,286,960 as of September 30, 2004. Including the
effect of leverage, inverse floaters represent 18% of the Fund's total assets as of September 30, 2004.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
                                                             SECURITIES AND
  UNDISTRIBUTED    UNDISTRIBUTED           ACCUMULATED    OTHER INVESTMENTS
  NET INVESTMENT       LONG-TERM                  LOSS   FOR FEDERAL INCOME
  INCOME                    GAIN    CARRYFORWARD 1,2,3         TAX PURPOSES
  -------------------------------------------------------------------------
    $  2,863,847            $ --         $   1,457,318        $  10,044,066

1. As of September 30, 2004, the Fund had $1,457,318 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2004, details of the capital loss carryforward was as follows:

                         EXPIRING
                         -------------------------
                         2009          $ 1,457,318

2. During the fiscal year ended September 30, 2004, the Fund utilized $393,609 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended September 30, 2003, the Fund utilized $2,846,086 of capital loss carryforward to offset capital gains realized in that fiscal year.

                  32 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

The tax character of distributions paid during the years ended September 30,
2004 and September 30, 2003 was as follows:

                                          YEAR ENDED            YEAR ENDED
                                  SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
    ----------------------------------------------------------------------
    Distributions paid from:
    Exempt-interest dividends          $  32,001,399         $  31,992,554

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

    Federal tax cost of securities            $   587,165,570
                                              ================

    Gross unrealized appreciation             $    19,199,586
    Gross unrealized depreciation                  (9,155,520)
                                              ----------------
    Net unrealized appreciation               $    10,044,066
                                              ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
September 30, 2004, the Fund's projected benefit obligations were increased by
$12,271 and payments of $10,000 were made to retired trustees, resulting in an accumulated liability of $108,068 as of September 30, 2004.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

                  33 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          YEAR ENDED SEPTEMBER 30, 2004      YEAR ENDED SEPTEMBER 30, 2003
                                SHARES           AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------
CLASS A
Sold                         3,850,924    $  48,207,057        5,818,730    $   71,829,097
Dividends and/or
distributions reinvested     1,587,925       19,824,440        1,668,859        20,587,368
Redeemed                    (5,394,003)     (67,093,771)      (6,201,237)      (76,009,871)
                          -----------------------------------------------------------------
Net increase                    44,846    $     937,726        1,286,352    $   16,406,594
                          =================================================================

-------------------------------------------------------------------------------------------
CLASS B
Sold                           348,550    $   4,364,065          709,641    $    8,780,005
Dividends and/or
distributions reinvested        74,760          934,320           98,823         1,220,174
Redeemed                      (877,035)     (10,942,124)      (1,347,750)      (16,602,771)
                          -----------------------------------------------------------------
Net decrease                  (453,725)   $  (5,643,739)        (539,286)   $   (6,602,592)
                          =================================================================

-------------------------------------------------------------------------------------------
CLASS C
Sold                           366,324    $   4,608,949          453,368    $    5,622,411
Dividends and/or
distributions reinvested        35,480          442,749           31,731           391,119
Redeemed                      (200,686)      (2,495,526)        (254,461)       (3,116,144)
                          -----------------------------------------------------------------
Net increase                   201,118    $   2,556,172          230,638    $    2,897,386
                          =================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2004, were
$40,942,462 and $33,243,438, respectively.

                  34 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.60% of the first $200 million of average annual net assets,
0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended September 30, 2004, the Fund paid
$338,366 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% per year on Class B and
Class C shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the
Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2004 for Class B and Class C shares were $1,451,503 and
$249,885, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and

                  35 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                                    CLASS A           CLASS B           CLASS C
                                  CLASS A        CONTINGENT        CONTINGENT        CONTINGENT
                                FRONT-END          DEFERRED          DEFERRED          DEFERRED
                            SALES CHARGES     SALES CHARGES     SALES CHARGES     SALES CHARGES
                              RETAINED BY       RETAINED BY       RETAINED BY       RETAINED BY
YEAR ENDED                    DISTRIBUTOR       DISTRIBUTOR       DISTRIBUTOR       DISTRIBUTOR
-----------------------------------------------------------------------------------------------
September 30, 2004             $  107,233           $ 8,955         $ 101,212           $ 2,386
-----------------------------------------------------------------------------------------------

PAYMENTS AND WAIVERS OF EXPENSES. The Manager voluntarily agreed to waive a portion of its advisory fee at an annual rate equal to 0.10% of each class's average daily net assets while the Fund's trailing one year performance at the end of the preceding calendar quarter is in the fifth quintile of the Fund's
Lipper peer group. The Manager will voluntarily waive a portion of its advisory fee at an annual rate equal to 0.05% of each class's average daily net assets while the Fund's trailing one-year performance at the end of the preceding calendar quarter is in the fourth quintile of the Fund's Lipper peer group.
During the year ended September 30, 2004, the Manager waived $146,728. The foregoing advisory fee waiver automatically terminates when the Fund's trailing one-year performance at the end of the preceding calendar quarter is in the first, second or third quintile of the Fund's Lipper peer group, and did so terminate effective January 1, 2004.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended September 30, 2004, OFS waived $9,487, $144 and $87 for
Class A, Class B and Class C shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of September 30, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2004 was
$49,286,960, which represents 8.45% of the Fund's net assets.

--------------------------------------------------------------------------------
6. BANK BORROWINGS

The Fund may borrow up to one third of its total assets from a bank to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $540 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75%. The Fund also pays a

                  36 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.

      The Fund had borrowings outstanding of $23,000,000 at September 30, 2004 at an interest rate of 2.68%. For the year ended September 30, 2004, the average month-end loan balance was $20,376,902 at an average daily interest rate of
1.88%. The Fund had gross borrowings and gross loan repayments of $79,100,000 and $79,900,000, respectively, during the year ended September 30, 2004. The maximum amount of borrowings outstanding at any month-end was $29,900,000. The
Fund paid commitment fees of $5,878 and interest of $391,581 during the year ended September 30, 2004.

--------------------------------------------------------------------------------
7. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine Directors/ Trustees of certain of the Funds (collectively, the
"Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District
Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superceding consolidated and amended complaint.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                  37 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

                                        A-8
                                     Appendix A

                         MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate
Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa:  Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:  Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A:  Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:  Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba:  Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B:  Issuers or issues rated B demonstrate weak creditworthiness relative to other
US municipal or tax- exempt issuers or issues.

Caa:  Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca:  Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C:  Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as
Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through
MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as
VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
|X|   Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
|X|   Nature of and provisions of the obligation; and
|X|   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated
`BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o.....Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
   be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
   it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time.
However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around
90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.
Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated
"DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                        B-1
                                     Appendix B

                      MUNICIPAL BOND INDUSTRY CLASSIFICATIONS

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                        C-12
                                        C-1
                                     Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(2) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(3)  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc.,
(referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

For the purposes of some of the waivers described below and in the Prospectus and
Statement of Additional Information of the applicable Oppenheimer funds, the term
"Retirement Plan" refers to the following types of plans:
         1) plans created or qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(4)
         4) Group Retirement Plans(5)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
            Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
o

      Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge
(unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the
Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the
Distributor will pay the applicable concession described in the Prospectus under
"Class A Contingent Deferred Sales Charge."(6) This waiver provision applies to:
o     Purchases of Class A shares aggregating $1 million or more.
o     Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing
         $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the
         Distributor that it projects to have annual plan purchases of $200,000 or more.
o     Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases,
            or
         2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
o     Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith,
            Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement
            Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch.
            On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets
            (excluding assets invested in money market funds) invested in
            Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
o

                 Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
o     The Manager or its affiliates.
o     Present or former officers, directors, trustees and employees (and their
         "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term
         "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
o     Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
o     Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
o     Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
o     Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
o     Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
o     "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
o     Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
o     Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
o     Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
o     A unit investment trust that has entered into an appropriate agreement with the Distributor.
o     Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
o     Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in
         each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the
         Distributor for those purchases.
o     A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors)
         whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the
         Class B and Class C TRAC-2000 program on November 24, 1995.
o     A qualified Retirement Plan that had agreed with the former Quest for Value
         Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
o     Effective October 1, 2005, taxable accounts established with the proceeds of
         Required Minimum Distributions from Retirement Plans.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
o     Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
o     Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than
         Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
o     Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
o     Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
o     Shares purchased by the reinvestment of loan repayments by a participant in a
         Retirement Plan for which the Manager or an affiliate acts as sponsor.
o     Shares purchased in amounts of less than $5.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the
Distributor on purchases made within the first 6 months of plan establishment):
o     Retirement Plans that have $5 million or more in plan assets.
o     Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
o     To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
o     Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
o     For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue
            Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
o     Hardship withdrawals, as defined in the plan.(7)
         5) Under a Qualified Domestic Relations Order, as defined in the Internal
            Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue
            Code.
         7) To make "substantially equal periodic payments" as described in Section
            72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(8)
         10)      Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the
            Manager) if the plan has made special arrangements with the
            Distributor.
         11)      Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
o     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
o     For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
o     For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

     III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
o     Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
o     Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social
         Security Administration.
o     The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
o     Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
o     Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
o     Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
o     Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
o     Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue
            Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(10)
         5) To make distributions required under a Qualified Domestic Relations
            Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue
            Code.
         7) To make "substantially equal periodic payments" as described in Section
            72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(11)
         9) On account of the participant's separation from service.(12)
         10)      Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the
            Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
o     Redemptions of Class B shares or Class C shares under an Automatic Withdrawal
         Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
o     Shares sold to the Manager or its affiliates.
o     Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
o     Shares issued in plans of reorganization to which the Fund is a party.
o     Shares sold to present or former officers, directors, trustees or employees
         (and their "immediate families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds
Who Were Shareholders of Former Quest for Value Funds
-------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of Additional
Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when
OppenheimerFunds, Inc. became the investment advisor to those former Quest for
Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest International
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York Tax-Exempt
   Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National
   Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former
Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
o     acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds, or
o     purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

o     Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value
Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November
24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

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      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals
who qualify under this arrangement for reduced sales charge rates as members of
Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

o     Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on February 28,
            1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o     Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.
The Class A contingent deferred sales charge will not apply to redemptions of Class
A shares purchased by the following investors who were shareholders of any Former
Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income
Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

o     Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the
following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value
Fund or into which such fund merged. Those shares must have been purchased prior to
March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class B or
            Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o     Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a Former
Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social
            Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or Class
            C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and
Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on
March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the
Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

o     Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class
A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other Former
            Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at
            $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual
Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

o

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled
            $500,000 or more, including investments made pursuant to the Combined
            Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a
            Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and
Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into
Class A or Class B shares of a Former Connecticut Mutual Fund provided that the
Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former
Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the
      Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
o     as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the
      Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance     America
Funds, Inc.
------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust,
Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired
(and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase
Class A shares of those four Oppenheimer funds at a maximum sales charge rate of
4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible
Securities Fund
------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section)
may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the
Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
o     the Manager and its affiliates,
o     present or former officers, directors, trustees and employees (and their
         "immediate families" as defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
o     registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
o     dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
o     employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
o     dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|X|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

------------------------------------------------------------------------------------
Oppenheimer AMT-Free New York Municipals
------------------------------------------------------------------------------------

Internet Website:
     www.oppenheimerfunds.com

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Financial Center
     225 Liberty Street - 11th Floor
     New York, New York 10281-1008

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Financial Center
     225 Liberty Street - 11th Floor
     New York, New York 10281-1008

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL OPP (225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Registered Public Accounting Firm
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019-5820
     1234
     PX0360.001.1104. rev1205

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those
Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(2) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
(3) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's
Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified" under the Internal Revenue Code, under which Class N shares of an
Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term
"Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(6) However, that concession will not be paid on purchases of shares in amounts of
$1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(9) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.